Listing Report:Supplement No. 86 dated Oct 26, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 367271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1995	Debt/Income ratio:	21%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	2y 2m
Amount delinquent:	$10	Revolving credit balance:	$1,182	Occupation:	Investor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	jenkwash1234	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start-up business
Purpose of loan:
This loan will be used to start a residential group home for teenage girls between the ages?of 13-17 years old.?

My financial situation:
I am a good candidate for this loan because I presently have my own?consulting company making $165,000?dollars a year.? The residential group home will be my second company if I am able to?find financing. Also, since I?was dismissed from my bankrupcy in 2005.? I have paid off all my?outstanding debts and have been?able to increase my credit rating to a 680 credit score.? ?

Monthly net income: $My monthly net income?is?$14,000 a month?

Monthly expenses: $ my?montly?exspenses are about $ 4800 a month
??Housing: $ 2,000
??Insurance: $ 330.00
??Car expenses: $?380.00
??Utilities: $ 500
??Phone, cable, internet: $?300
??Food, entertainment: $?350
??Clothing, household expenses $200
??Credit cards and other loans: $ 700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$148.22

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1999	Debt/Income ratio:	24%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,905	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sjmea530	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	740-760 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	760-780 (Feb-2008) 620-640 (Feb-2007) 620-640 (Feb-2007)
Principal balance:	$5,089.21	1+ mo. late:	0 ( 0% )
Total payments billed:	48
Description
Back for more.
I am looking to pay off?my American Express Credit Card.?In the past years I would make an extra 25% of my salary in bonuses,? but it doesnt look like it will be happening in this economy within the next year or two.?This has prevented my from paying off my credit card for the last year.? ?? I would rather get a jump on the debt now and will use this loan to pay off my American Express Card that has a balance of $4500 and a rate of 18.9% interest..?

I have never missed a payment on my mortgage or previous/current prosper loan, along with any other bills in the last 4 years.? I am 28 and have worked for the same company for 9 years now.? Thank you to all of those who have bid on my loans in the past and for those who bid on this loan.? Feel free to message me with any questions.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$151.01

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2000	Debt/Income ratio:	7%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,865	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	virtuous-credit	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Home Improvements
Purpose of loan:
This loan will be used to pay off renovations of my condo.

My financial situation:
I am a good candidate for this loan because I have excellent credit and a long time job. I have no bad marks on my credit history.

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$723.05

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	8.89%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1991	Debt/Income ratio:	33%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$40,714	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	fordaputz	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	760-780 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 740-760 (Apr-2009) 720-740 (Aug-2008) 760-780 (Jan-2008)
Principal balance:	$2,815.03	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Locking interest rate in for 36 mo.
Purpose of loan:
Will use the money to help orgainize by debt reduction.? Loan will give me a fixed interest rate and monthly payment for the next 36 months.? Taking three payments and making into ONE payment.

My financial situation:
I am a good candidate for this loan because I am currently making my payments to the credit cards.? By supporting me with this three year loan, I will continue to make the payments, but support people instead of BANKS.? I will also pay more to my other debts since the amount is now fixed on a 36 month note.

OTHER:
????Quick Summary of Debt
????????Credit Card 1: $10,500 @ 18% -?PAYING OFF WITH THIS LOAN
????????Credit Card 2: $15,750 @ 17%
????????Line of Credit: $4,500 @ 16.5% -?PAYING OFF WITH THIS LOAN
????????Credit Card: $5,000 @?5% till March - PAYING OFF WITH THIS LOAN
??????? First Prosper: $4,200 @ 8.0% payoff in October 2010

Making the monthly payment of this loan ~ $750.00 allowing me to increase payment on Credit Card 2 to reduct my debt faster.

Thanks for your time in looking, all questions will be answered

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	6.27% - 19.00%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,250	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	loot-injector4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for small business
Purpose of loan:
This loan will be used to? purchase some?machines for repair service. I am a computer technician who is starting a small business to repair electronics. I need some money for buying machines. (BGA rework machine, ROM writter, soldering tools, FETs, Digital Oscilloscope, etc...)

My financial situation:
I am a good candidate for this loan because? I'm always paying my bills on time. I naver been late. and my credit score is excellent. I will have no problem paying this loan back on time.

Monthly net income : $ 3000

Monthly expense :

Housing (Rent) : $550
Car expenses : $100~$200
Utilities : $100
Phone, internet : $45 + $20 = $65
Food : $200~300
Personal loan : $260 (one?year left)
Credit cards : $200~$500 (usually)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	8.27% - 19.00%	Estimated loss impact:	7.44%
Lender servicing fee:	1.00%	Estimated return:	11.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$201	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stable-velocity9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Move Business to Next Level
Purpose of loan:
I began my first traditional (trade) publishing entity in 2006. By 2008 I expanded the business by adding 2 self-publishing entities. There has been slow but steady growth (the economic downturn affected publishing like any other business) and I need to increase growth by adding more titles to my traditional publishing entity as well as promoting my 2 self-publishing entities. I am also preparing to offer publishing workshops / training for self-publishers and part of this funding will be used to complete the development of the publishing workshops.

My financial situation:
I am a good candidate for this loan because my business is currently debt free.?My car?is paid for (paid off?2006 loan by 2008). I do not?use credit cards very often and when I do, I only purchase what I can pay off at the end of the month. I am not deliquent / past due on any payments (credit, rent, utilities, etc.). I am confident in my ability to repay this loan and will?very likely repay it early.?I do need a reasonable interest rate in order to accept the loan.

I've worked long and hard to bring my publishing entities to where they are today and am determined to grow their success.?Thank you for being willing to take a chance on me with this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.10%	Starting borrower rate/APR:	29.10% / 31.46%	Starting monthly payment:	$209.80

Auction yield range:	14.27% - 28.10%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2004	Debt/Income ratio:	16%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,917	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	coin-burrito4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credits cards
Purpose of loan:
This loan will be used to pay off my credits cards.

My financial situation:
I am a good candidate for this loan because I'm currently employed and have a good credit record.

Monthly net income: $ 2640.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 63.33
??Car expenses: $ 200.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1998	Debt/Income ratio:	25%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,642	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-620 (Sep-2009) 600-620 (Aug-2009) 600-620 (May-2008) 580-600 (Apr-2008)
Principal balance:	$3,952.67	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Tired Of Credit Card Companies
Purpose of loan:
This loan will be used to pay off 2 high interest cards
&Remainder of current Prosper Loan..One payment is easier than 4

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 10.87%	Starting monthly payment:	$146.30

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	25%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,046	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	felicity-zebra	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card
Purpose of loan:
This loan will be used to pay off my credit card that has a high interest rate.

My financial situation:
I am a good candidate for this loan because I am a homeowner, employed full-time as an RN with a yearly salary of at least 38,000, and have been responsible in the past with loans.? I also make my payments for my mortgage, car, and other bills on time every month. I am married and have two children. Thank you for your consideration and very low interest rate!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 27.21%	Starting monthly payment:	$47.08

Auction yield range:	8.27% - 23.00%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1995	Debt/Income ratio:	37%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,566	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	goal-revenue	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoff
Purpose of loan:
This loan will be used to.....pay off credit card
My financial situation:
I am a good candidate for this loan because?I am on time and have never been late on a payment. I have always repaid people when borrowing money and?also bring in a steady income.?I have the money per month for the payments.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 26
??Car expenses: $ 570
??Utilities: $ 0
??Phone, cable, internet: $ 25
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 290
??Other expenses: $ 520
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	20%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,703	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-p2ploan-microscope	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One monthly payment
Purpose of loan: To payoff some credit cards and a couple other bills.
This loan will be used to?

My financial situation: I make my payments ontime every month.??????
I am a good candidate for this loan because?

Monthly net income: $ 1760

Monthly expenses: $ 1350
??Housing: $ 300
??Insurance: $ 139????
??Car expenses: $ 50
??Utilities: $?200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1987	Debt/Income ratio:	12%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	68	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,869	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Indio92203	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 90% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	2 ( 10% )	600-620 (Dec-2007)
Principal balance:	$1,087.13	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Re-list: supplies for candle making
Purpose of loan:
This loan will be used to buy wax, colorings,?melting pots, wicks, and fragrances for candles.? I make votives, pillar, and jar candles and sell them to my coworkers and at the local street fair.? I have always sold out my supply because of the double scenting and special jars I use.? I usually sell a pillar for $8 and a special jar candle for $15.? Candle making supplies are actually quite expensive and a standard homemade pillar candle costs around $5 in supplies to create.

My financial situation:
I am a good candidate for this loan because I have a steady, predictable income from my job.? The initial outlay for a proper amount of supplies is?expensive so I?need to?get a loan for it all--additionally, with a loan I can purchase some special items that would make my candles sell for even more.? I have several people asking for candles for this year, but I need to concentrate on making my budget goals for debt payoff and 401k funding for the year, so I do not have additional capital to purchase enough supplies without a loan.

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 100
??Car expenses: $ 450
??Utilities: $?250
??Phone, cable, internet: $ 140
??Food, entertainment: $ 450
??Clothing, household expenses $ 225
??Credit cards and other loans: $?580
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	22%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$412,230	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cryptmagic	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make A loan, You Wont regret it.
Purpose of loan:
This loan will be used to payoff debt, and fund my company.? I'm mainly going to use the funds to start developing Iphone Applications.? I would use my out of pocket income, but figured if I can afford the payments why not borrow the amount.? I have no problems with paying it back. My financial situtation is pretty good, it may not look like it, with all the credit card debt. While banks were willing to lend, I maxed out my credit limts, and then did 0% balance transfers on all of them.? Hey I might as well get the better of the banks.? I turned around and invested the funds in the stock market, and made some respectable returns.? As the 0% expire I intend to pay them off, fortunately many of them have 6+ months.? The banks have gotten smart to the balance transfer deals, and the unlimited transfer fees make them unattractive.? I am looking to get funds from prosper lenders, because I would like borrow money seperate from my investments, and try my hand at the mobile application development field.? I have one main residence, and one rental that worth large amount.? Combined they are worth well over 2 million dollars, I am asset rich, cash poor.? That's what has hurt me overall.? My combined loans are well less then 30% of the value of the properties.? I expect to payoff this loan early, probably within 3-6 months, so you wont be getting a such a good rate for a long time.

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 5677.89
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 125
??Food, entertainment: $ 1600 a month
??Clothing, household expenses $ 2000 a month
??Credit cards and other loans: $ 3000 a month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	4.27% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	28%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$20,136	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	NeketanBank	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Another Lender Consolidate!
Purpose of loan:
I have loaned out two small loans so far, and I am going to continue loaning on Prosper.? After reading alot of the borrowers stories...?I?thought that I too had quite a bit of high interest credit card debt, of which I have NEVER missed a payment.? So, why not borrow money and allow some of these lenders to make some money while I can save some money??? I am not planning on reinvesting this money in propser.com.

My financial situation:
I am a good candidate for this loan because I have been employed by the same employer for 14 years and have a good handle over my financial situation.?

This company worked with me through high school and assisted me in obtaining my bachelors degree in college and over those 14 years I moved up the corporate ladder of?a very prosperous and growing company.??

My employer encourages working from home so they cover my home phone and internet expenses.

I have never had any negative items on my credit report.? I have always paid every bill ontime. (Although I must thank online billpay for that.)? The only thing bringing down my credit score is the debt to income ratio.???

I was young and ran most of these cards up on items that were unnecessary during college.? I have since learned my lesson and have no intentions of recharging debt on these accounts once paid off.? Most of the offers for these credit cards I received after signing up for student loans.? I have worked very hard to make my payments but the huge credit card conglomerates shouldn't benefit from my hard earned money, I feel lenders at prosper should....I can assure you that this loan will be paid back in full, ontime if not sooner.? Afterall, I too am a prosper lender.

Monthly net income: $ 4175

Monthly expenses: $
??Housing: $ 1350 Mortgage?Incl Taxes, Insurance, etc.
??Insurance: $ 0
??Car expenses: $ 0 - EMPLOYER PAYS CAR PAYMENT AND?INSURANCE!
??Utilities: $?300 -
??Phone, internet: $?0?EMPLOYER PAYS HOME INTERNET AND?PHONE!
? DirecTV: $190
??Food, entertainment: $?600
??Clothing, household expenses $?200
??Credit cards and other loans: $700? (This loan payment will replace alot of this payment.)
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1999	Debt/Income ratio:	56%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$34,985	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	loan-elm	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate some high interest credit cards and payoff one vehicle.

My financial situation:
I am a good candidate for this loan because I make all my payments on time. I am currently in the military and have been for the last 6 years 10 months to this date. Currently I am an E-5. This is the first and hopefully last time I am in this situation. This loan will greatly increase my ability to become debt free and not have something other than the mission at hand on my mind. The two of my credit cards that seem hopeless to pay off have APRs of 25.9 and 29.9. The 25.9 happened as one of the "changes to your account" measures and the other was due to miscommincation. I have tried several times to get these lowered and was turned down. If I were to get this loan it would free up about a quarter of my net pay per month which I could use to get the rest of my unsecured debt down and out of the way.

Monthly net income: $ 3345

Monthly expenses: $?3239.99
??Housing: $ 1033
??Insurance: $ 125.99
??Car expenses: $ 666
??Utilities: $?160
??Phone, cable, internet: $ 220
??Food, entertainment: $?165
??Clothing, household expenses $
??Credit cards and other loans: $?870
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1987	Debt/Income ratio:	33%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	15 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	25y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,158	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Parakeet	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 7% )	620-640 (Jul-2008)
Principal balance:	$720.47	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
To Pay bills
Purpose of loan:
This loan will be used to?get caught on some bills and help in the household.

My financial situation:
I am a good candidate for this loan because I have very good credit. I?am a responsible person who will pay loan on time and try not to be?late for any?payment.? My?first loan is always paid on time and has no late payments.?

Monthly net income: $ $3,508.80
Monthly expenses: $
??Housing: $ I live with my?Mom and?the house is paid for.
??Insurance: $ 300.00
??Car expenses: $ 550.52
??Utilities: $ 200.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 25,000
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$156.94

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1987	Debt/Income ratio:	24%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,273	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	toledojeeper	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
auto loan
Purpose of loan:
This loan will be used to? to purchase a used SUV.

My financial situation:
I am a good candidate for this loan because? I had a loan from Prosper and paid it off early.Some things are wrong on the credit report like the open lines of credit,I only have a mortgage,car loan,and 2 credit cards.Also says I have a delinquent payment which I don't.

Monthly net income: $ Chrysler pension=$2800????TruCheck=$1800

Monthly expenses: $
??Housing: $ 1700(insurance and taxes included)
??Insurance: $
??Car expenses: $?600
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $?600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	54%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,020	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wampum-rider2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payingoffmycreditcards
Purpose of loan:
This loan will be used to?
This loan will be used to payy off my credit cards
My financial situation:
I am a good candidate for this loan because?
I have a reliable job
Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 390
??Utilities: $ 0
??Phone, cable, internet: $ 160
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.34%	Starting monthly payment:	$274.27

Auction yield range:	3.27% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,902	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	noland9	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	800-820 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	780-800 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Consolidate high interest debt
Purpose of loan:
This loan will be used to consolidate high interest debt.

My financial situation:
I am a good candidate for this loan because I have always payed my bills on time! We are not in the position that many American are unfortunately in. I have proven to be a great Real Estate agent here in my community and have no doubt in my mind that things in our community will continue to stay strong.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,977.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$225.14

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1985	Debt/Income ratio:	9%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,685	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Budget_Done_1_Yr_Ahead	Borrower's state:	Texas	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,775.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 600-620 (May-2007) 580-600 (Apr-2007) 580-600 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
2nd Loan! BUSINESS: 16 Apartments

THE PRIOR LOAN WITH PROSPER HAS BEEN PAID IN FULL,?PAID OFF EARLY,?AND WAS ALWAYS IN GOOD STANDING!!? VERY HAPPY INVESTORS!!

Purpose of loan:
This loan will be used to? Update the interiors of 2 units (the rest are remodeled) and the long-terms tenants' units need to be updated for rents to go to market rate.? Exterior paint of 16 units.?

My own investment so far:? I have already invested $10,000 in this property to purchase the units, for re-tenanting, advertising, and rehab, and will continue to do so, but need to invest $4946 for the exterior paint.??2 long-term tenants' units (11 and 12 years in same unit).? 2 other tenants have been there for 5 years.? We moved a retiree couple in 10/15/09, and another young couple is ready to move in as well.? It's a quiet neighborhood, the property just needed some revitalizing.? Rents have been raised to within $10/mo of current market, and the current tenants are very happy that their homes are now being taken care of.

My financial situation:? I am a good candidate for this loan because? My personal credit performance is high.? I have intentionally placed some revolving accounts over the last few years and they are ALL ON TIME and ALL IN GOOD STANDING.??Even with the credit lines weighing the FICO down a bit, the lines are being used for business only, and my credit continues to improve.?

FICO -? This past month, I have utilized my credit cards for business purpose only to rehab the interiors of the units for the re-tenanting, and maximize available cash.? The property will pay me back over time.

Monthly net income: $7308- net.?? Career as Engineer for same company 4 years.? 27 years in same field in Corporate America

Monthly personal expenses: $?3012
Housing: $ 1300??
Insurance: $?100??
Car expenses, gas: $ 150 (car is paid in full)??
Utilities: $ 250??
Phone, cable, internet: $ 250??
Food, entertainment: $?300??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 562??
Other expenses: $??

Monthly property expenses:
The rehab is necessary in order to attract and keep quality tenants.? The property will begin to have positive cashflow within?3 months time.? The loan will be repaid out of personal cashflow, where you can see that there is a buffer.?? ?THE PRIOR LOAN WITH PROSPER HAS BEEN PAID IN FULL, WAS PAID OFF EARLY,?AND WAS ALWAYS IN GOOD STANDING!!? VERY HAPPY INVESTORS!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$628.59

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	22 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$26,789	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	blue-priceless-dime	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
N.Y. WINE SHOP. HOLIDAY INVENTORY
Purpose of loan:
This loan will be used to purchase Holiday inventory. In the Wine & Liquor business Novenber and December are the two busiest months of the year. All? the major suppliers have great pricing on all the products needed for Thanksgiving & Christmas. I have been in this business myself for the last 35 years. My father had a retail Wine shop for over 30 years. He retired and sold it back in 1990. I opened my new store in November 2005. Business has been growing every year. I do need?extra cash?to purchase Holiday inventory to help fill up the store. In the wine business, the bigger the selection a store has, the more you sell !

My financial situation:
I am a good candidate for this loan because I know what sells in my neignboorhood. I know what kind of inventory to carry that will sell off the shelves fast.?

Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $ 2,600
??Insurance: $ 495.
??Car expenses: $ 388.
??Utilities: $ 325.
??Phone, cable, internet: $ 129.
??Food, entertainment: $ 400.
??Clothing, household expenses $ 50.
??Credit cards and other loans: $ 1550.?
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$441.05

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2001	Debt/Income ratio:	27%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,843	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	funds-force8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off School Loans
Purpose of loan:
This loan will be used to? get me back on my feet.? I want to reel in my school?loans and have them paid off in three years, rather than pay for them the rest of my life.? I have recently just moved back in with my parents so I can begin to save for a house and get my loans in order!

My financial situation:
I am a good candidate for this loan because? I have a secure job, make good money and love what I do.?I have always taken care of my responsibilities and helped out friends and?family, now it is time to take care of myself with your help, I?will be able to do so!

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100????
??Car expenses: $ 350
??Utilities: $ 0
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $?350
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$1,102.78

Auction yield range:	17.27% - 32.00%	Estimated loss impact:	36.38%
Lender servicing fee:	1.00%	Estimated return:	-4.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1984	Debt/Income ratio:	59%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	22y 4m
Amount delinquent:	$785	Revolving credit balance:	$15,361	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	charming-integrity8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Be Strong and Very Courageous...
Purpose of loan:
This loan will be used to?
Bring my finances back into good standing after over-extending myself to help family.
My financial situation:
I am a good candidate for this loan because?
One, I believe in paying my bills; not avoiding them and Two, this loan will enable me to access other monies and pay this loan off early.Quite possibly before year's end.
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 250
??Phone, cable, internet: $ 145
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2000	Debt/Income ratio:	13%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,622	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	eat_my_cooki	Borrower's state:	RhodeIsland	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting my Masters
Back to School
This loan will be used to pay for school. I got accepted to a Master's program at a local university and I need some financial assistance to pay for school.

My financial situation:
I am a good candidate for this loan because I am a responsible person. I already have a bachelors degree in Political Science and Business Management. I graduated high school and college with honors. I am currently employed at a well-known company and I am always on-time with payments. I also just sold my car and I have been riding the bus so I do not have a car payment; All the money that I would have used to pay off a car note will instead be used towards paying off this small personal loan for school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.09%	Starting borrower rate/APR:	14.09% / 16.25%	Starting monthly payment:	$184.80

Auction yield range:	4.27% - 13.09%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1980	Debt/Income ratio:	38%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	2y 0m
Amount delinquent:	$600	Revolving credit balance:	$11,901	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	flow533	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Take control over Credit card
Purpose of loan:
This loan will be used to?pay off one of my CC. that thinks it is OK to increase the interest rate they charge?to 30%. We have been with them?since 1988,?if I am going to pay a higher Interest rate I would feel better know that the interest is going to people that help others.

I am a Good?Candidate for?this loan because?I work very hard to maintain a good credit score. ?Married for 31 years, I net about $3300.00 per month expenses around $2700.00 average per month. I have and $600.00 dollar delinquance on my credit report due to cell phone company try to charge a disconnection fee after being with them for five years in good standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	14.27% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,012	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	43%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	green-loot-companion	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
family debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1993	Debt/Income ratio:	24%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	1y 4m
Amount delinquent:	$1,386	Revolving credit balance:	$0	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	recorder9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$201.45

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	35.94%
Lender servicing fee:	1.00%	Estimated return:	-10.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1997	Debt/Income ratio:	45%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$16,693	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	trying2ownabusiness	Borrower's state:	Indiana	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 620-640 (Nov-2007) 640-660 (Mar-2007)
Principal balance:	$1,285.57	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
reduce debt & cancel cards
We would like to reduce our monthly payments and cancel our credit cards. Our hope is to live more on a cash basis and be more self sufficient. Consolidating to one payment with lower interest will help accomplish this goal. We have been paying down the credit cards with minimum monthly payments for several months now. This will take a very long time.
Our family thanks you and have a gret day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$526.18

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1984	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	0y 2m
Amount delinquent:	$1,092	Revolving credit balance:	$14,897	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gain-festival	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?
pay off my credit cards.????????
My financial situation:
I am a good candidate for this loan because?
i make my monthly payments on time and will have this loan bank drafted.
Monthly net income: $
3000.00
Monthly expenses: $
??Housing: $ 955.oo
??Insurance: $ 151.00
??Car expenses: $
220.00??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1998	Debt/Income ratio:	26%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$83,316	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	community-colonel	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off a high interest rate credit card: $25,000 at 18%.?

My financial situation:
I am a good candidate for this loan because I:
1) have a steady job and a substantial monthly income.
2) I keep my cost of living very low.? I sublet, my car is paid off, etc.? I
3) I have a history of never taking on more debt than I can service; I never miss a payment, and I've never defaulted on a loan.

Income:
Paycheck?1 $2,884.66?
Paycheck 2 $2,884.66
Paycheck 3 $684.88
Rental Property income?$1,935.00????????????????????????
TOTAL $8,389.20

Costs:
Rent $850.00
Rental Property Mortgage 1 $1,131.83
Rental Property Mortgage 2 $945.27
Gas (car) $300.00
Phone $130.00
Car Insurance $65.00
Gym Membership $120.00
Food $600.00
Misc. $247.10????
TOTAL $4,389.20

(this gives me $4000 per month to pay off this loan and my other CC debt)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1982	Debt/Income ratio:	20%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	34	Length of status:	6y 7m
Amount delinquent:	$5,987	Revolving credit balance:	$14,224	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	155%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	msprig	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Lender - Tables Have Turned
Situation:

Good income in secure field. Have always managed finances well. Two significant events last year. My wife became disabled, and my former home was vandalized by the renters who then disappeared.

Made the payments (1st & 2nd) on the rental for six months, then fell behind. Am current on my own mortgage and all other debts. The delinquencies are related to my rental house and my wife?s medical.

Plan:

My wife has qualified for SSDI, and I?m negotiating a short sale on my rental home.

My solution is to pay off an existing TSP loan (government 401k) and then take out a new TSP loan to pay off high interest credit cards and either medical bills or this Prosper loan, depending on the interest rate of this loan.

My annual income is $75k. My wife?s SSDI pays for some of the groceries and household expenses.

Monthly net income: $ 3750

Monthly expenses: $ 3120
Housing: $ 1372
Car expenses: $ 475
Utilities: $ 159
Phone, cable, internet: $ 134
Food, entertainment: $ 2504
Credit cards and other loans: $ 570
Medical bills: $ 190

Promise:

My promise as a current Prosper lender is to make every payment on time until this loan is paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$580.61

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1994	Debt/Income ratio:	15%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	5y 8m
Amount delinquent:	$1,307	Revolving credit balance:	$62,319	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fairness-chairman	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to pay off my revolving cedit.

My financial situation:
I am a good candidate for this loan because I have a good stable job for 5+ years, and i am not in any financial distress.

Monthly net income: $ 10,000

Monthly expenses: $ 8000
Housing: $ 4000
??Insurance: $ 500
??Car expenses: $1000
??Utilities: $ 450
??Phone, cable, internet: $300
??Food, entertainment: $?650
??Clothing, household expenses $300
??Credit cards and other loans: $?600
? Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$335.04

Auction yield range:	17.27% - 33.00%	Estimated loss impact:	36.45%
Lender servicing fee:	1.00%	Estimated return:	-3.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1978	Debt/Income ratio:	34%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	27y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,556	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	clean-bazaar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bathrooms
Purpose of loan:
This loan will be used to? remodel both bathrooms

My financial situation:
I am a good candidate for this loan because?I have been employeed with the South Pasadena Fire Dept. for 28 years, hold the rank of Battalion Chief, also I am??teacher at a?Junior college, Fire science program.?

Monthly net income: $ 12,500+

Monthly expenses: $
??Housing: $ 2,100????
??Insurance: $ 300
??Car expenses: $900
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 3000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	8.27% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,969	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-path	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Hotel Property
Purpose of loan:
This loan will be used
Me & my business group consisting of 7 other people are buying a 4 star hotel property. We?are purchasing the property?for cash without any bank loans and this is the reason we are getting a great deal. I would have provided you with the details of the property, earnings and purchase price?but due to the sensitive nature of the deal I don't want to jeapordize it. I have committed $300,000 for this deal, but I have $280,000 and I need $20,000.?My group has already made a down payment of $350,000 (my downpayment contribution is $50,000) on the hotel deal and the rest?will be paid of closing.

My financial situation:
I am a good candidate for this loan because I already?have a?retail business (gas station) which generates $8,000 per month and my wife also works earning $2,000 per month. I intend to repay this loan within 6 month. I have a great credit score, very little?revolving credit cards loan which I payoff each month. We have no kids and monthly expenses of $3,500 per month. I am very desciplined, driven, and educated (MBA in Finance & Information Systems).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$178.26

Auction yield range:	4.27% - 16.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	13.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1996	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	44	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$46,031	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	best-cordial-bill	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards.? One of my cards is 29%? I am would like to reduce that rate.

My financial situation:
I have had the same job for the last nine years and I am up for a promotion in the next month or so.? I will pay this loan every month.

Monthly net income: $ 8000

Monthly expenses: $ 6250
??Housing: $ 2500
??Insurance: $ 150
??Car expenses: $ 600?
??Utilities: $ 500
??Phone, cable, internet: $ 250?
??Food, entertainment: $ 1250
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 900?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.70%	Starting borrower rate/APR:	27.70% / 30.04%	Starting monthly payment:	$906.44

Auction yield range:	17.27% - 26.70%	Estimated loss impact:	36.05%
Lender servicing fee:	1.00%	Estimated return:	-9.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1986	Debt/Income ratio:	26%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	19y 11m
Amount delinquent:	$7,964	Revolving credit balance:	$985	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-rapid-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Left with credit cards from Divorce
Recently divorced and left with all credit card payments.?? I have always been a very responsible person with a great credit rating (800+).? Prior to the divorce, I agreed that I would take over some of the credit cards, however, I was awarded all of the credit cards, some of which was used for a business my exwife and I had.??? As a result of also owing her cash, I was forced to take out a loan from Citi Financial at an outrageous rate, however she was paid back.? I need to consolidate to have one payment to get these loans payed off and back on track.? My ex-wife also left me with a house in Florida which was occupied by her Brother and his family. At the end of the divorce, he quite paying any rent and left me alone with a house over 1400 miles away.? Unfortunately I tried selling the property (the ex would not cooperate), so I am being forced to foreclose on the home (which is the reason for a delinquent payment).? Please help...need to get back on track with finances and get out of this rut.

My financial situation:
I am a good candidate for this loan because?
I am a very responsible person with a good payment record
Monthly net income: $

Monthly expenses: $
??Housing: $ 1400.00????????????
??Insurance: $ 90.00
??Car expenses: $
??Utilities: $ 250.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 22,000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$207.17

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	14%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mushroom2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
garage
Purpose of loan:
This loan will be used to fix my garage
My financial situation:
I am a good candidate for this loan because have a good credit i have two jobs i make around 28000 to 34000 a yaer i don't really have any other bills and all my cars are paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1983	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,301	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	stryidrmr	Borrower's state:	Texas	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card
Purpose of loan:
This loan will be used to? Pay off and close credit cards with annual fees and very high interest rates.

My financial situation: I made some bad decisions while trying to help one of my children. Cory was living with me and had a well paying job. I spent money he promised to repay but he left me high and dry. I was forced to file bankruptcy in April 2007 to keep from losing the home I had purchased on my own in 2006. In an effort to rebuild my credit,?I got a car loan and?opened the only credit cards available to me which come with significant yearly dues and high interest rates. I am making all credit card payments and am current with those as well as my mortgage and car payment. I would like to pay off the bad credit cards and close the accounts now that I have started to get my credit score in better shape. I am very proud of how much I have been able to improve my score.? I have worked for my current employer for almost 12 years and have no reason to believe I will not be there for many more.
I am a good candidate for this loan because? I am dependable, stable and settled into my life.
Monthly net income: $ 3793.33

Monthly expenses: $
??Housing: $ 1245.00
??Insurance: $ 127.00
??Car expenses: $?40.00?
??Utilities: $ 182.00
??Phone, cable, internet: $?225.00
??Food, entertainment: $250.00 includes lunches?
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?845.00 includes car note
??Other expenses: $ 206.00 HOA fees
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2006	Debt/Income ratio:	37%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,664	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	matnmattie	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$1,894.09	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay off Credit & Restart College
Purpose of loan:
This loan will be used to? consolidate all my credit card debt which includes an $1100 goodyear account I used up to fix the car I purchased with my last loan. And I'm using $1000 of it to get back into college so I can make life better for myself and be able to afford to have a family in the future with my fiancee. I'd like to have the music knowledge available in school so I can move forward with that as well because I've been told i have a great gift with my songwriting.

My financial situation:
I am a good candidate for this loan because? I've done great with my last loan and if I can get the new one it will help to pay faster on the first one as well instead of the high interest that I pay now. I'm a very hard worker and if I were to lose my job I would be willing to go out and get a bottom of the barrel one to replace it in order to pay.

Monthly net income: $ 1700

Monthly expenses: $ 1300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.98%	Starting monthly payment:	$41.36

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2005	Debt/Income ratio:	72%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	6	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,468	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	baba72	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2007) 620-640 (Jun-2007)
Principal balance:	$754.63	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Help us have a baby
First of all I would like to thank my future lenders and anybody who has taken a second to go through my loan application
Purpose of loan:Hi there! My wife and I are just trying to come up with enough money to pay for our medical expenses. We've married for a while but haven't been blessed with a child yet. We have seeked medical help but can't come up with enough money to pay for all the expenses. With your help, we can make it. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$501.95

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1989	Debt/Income ratio:	34%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Retired
Now delinquent:	0	Total credit lines:	38	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$21,298	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transparency-oasis	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation
Purpose of loan:
This loan will be used to?cover costs associated with a state to state job relocation transfer?including moving expenses, real estate costs, deposits and other miscellaneous fees?or expenses.
My financial situation:
I am a good candidate for this loan because I have a solid income and a stellar credit history.? The loan payments will be automatically taken from my bank account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1982	Debt/Income ratio:	28%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	24 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	83	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,412	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Sims05	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008) 560-580 (May-2008) 600-620 (Mar-2008) 600-620 (Jan-2008)
Principal balance:	$2,874.60	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Personal Loan
Purpose of loan:
This loan will be used to??pay some current debts off.

My financial situation:
I am a good candidate for this loan because? I pay my bills and I know how to manage money but had recent personal incidents that put me behind.? I?was recently hired as a government contractor to work outside the US.? I am requesting this money to pay off?some debts priort o my departure the first week of April..?

Monthly net income: $ 14,376
Monthly expenses: $
??Housing: $ 1074
??Insurance: $ 250
??Car expenses: $ 625
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1400
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	11.27% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1999	Debt/Income ratio:	29%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,000	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	wealth-wasp5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards left over from divorce. Ex filed bankruptcy after divorce and left me with most of the bills and I would like to consolidate to one monthly payment. ??

My financial situation:
I am a good candidate for this loan because I can and will?pay off this loan and am exicted about getting a fresh start. I have been given a recent promotion to handle all commercial sales for the region and excel in my job. The only reason I?have not been with this company very long was that I was solicited to come to them. I have a base salary of $3600/month gross plus commissions of a minimum of $1800 per month but can be much higher.

Monthly net income: $ 2986
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $?0
??Utilities: $ 50
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
????Clothing, household expenses $ 50
??Credit cards and other loans: $ 972
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$124.09

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1977	Debt/Income ratio:	22%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,779	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	john78	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 660-680 (Jul-2008)
Principal balance:	$5,024.93	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Debt Consolidation
Purpose of loan:
Debt Consolidation

I want to pay off?one credit card with a balance of $3,000. I prefer the ease of having a time certain date by which the debt will be paid with each payment coming directly out of my checking account every month (which has overdraft protection).

I?should be?a low risk borrower since I have been working as an attorney at the same law firm for over three and a half years. My firm has approximately 200 lawyers and is almost a 100 years old so it is very stable. In addition, my debt to income ratio is low and, as a licensed attorney?with the Florida Bar, declaring bankruptcy would be a serious problem for me which is a significant deterrent many other borrows do not have.

Monthly net income: $ 7,000.00

Monthly expenses: $3,750.00
??Housing: $?1400
??Insurance: $ 150
??Car expenses: $ 750
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$149.46

Auction yield range:	8.27% - 11.00%	Estimated loss impact:	8.23%
Lender servicing fee:	1.00%	Estimated return:	2.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2001	Debt/Income ratio:	30%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,611	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	capital-kahuna	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying 4 wedding b4 Coast Guard!
Purpose of loan:
Thanks for clicking on my listing!? This loan will be used to pay off credit card debt that I have incurred from wedding costs and throughout my school career.? I graduate with my B.S. in Criminal Justice this December (as well as getting married) and then I'm off to join the U.S. Coast Guard.? My interest rates have increased to 19%, and based on my fiance's recommendation, I believe I can get a much better rate that will help me pay off these cards. ?

My financial situation:
I am a good candidate for this loan because I have always paid my payments well in advance and always over the minimum.? I paid off my car well in advance, and I have never had credit card debt over $1,000.? Paying for wedding costs on our own has of course changed that!? I am more than confident that I will have this loan paid off in less than one year. ?

Monthly net income: $ 1,500
Right now I am a beverage cart attendant and waitress at a country club.? I am a full time student, however manage to work at least 20 hours a week.? When I sign on for the Coast Guard, I will get a signing bonus as well as added perks of E3 pay and housing allowances.?
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 35
??Phone, cable, internet: $ 20
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	18%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	liberty-crescendo0	Borrower's state:	Georgia	Borrower's group:	1 4 Auto Homes Trucking related borrowing & lending
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Product Development & Sales Samples
Purpose of loan:
I plan to use the funds from this loan to invest in the development of a patented product that I invented. I have already done the test market with prototypes, and the product has been accepted well. During the market test, I have been able to build relationships with sales reps for Macy's, Nordstrom, and Bloomingdales. At the same time, I have sourced out a manufacturer who will do the bulk orders. I need this loan to develop the samples required for sales reps, and also develop the product portfolio and website.

My financial situation:
I am a scientist/chemist and having been working for a Fortune 500 Company for the past 11 years. The only debt I have is my mortgage of $290,000 on a house in which even in today's market is worth $360,000. I had purchased two residential lots that I could sell to fund the project, however due to current market conditions, that would be unwise. I have earned degrees in Biology and Chemistry from Georgia State University. I live within my means and love what I do.

Monthly net income: $5,200

Monthly expenses: $
Housing: $ 1,500

Auto Insurance: $ 100
Car expenses: $ 0.00
Utilities: $ 200
Phone, cable, internet: $ 100
Food: $ 350
Entertainment: $50
Clothing, household expenses $ 100

*I have contacted prosper as to why my Prosper Rating is a 1 HR, where as I have 100% clean credit and my rating should be AA based on my credit scores.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1996	Debt/Income ratio:	26%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	24	Length of status:	1y 2m
Amount delinquent:	$7,716	Revolving credit balance:	$0	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bold-order-saga	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and remodel
Purpose of loan:
This loan will be used to?
pay off debt due to not selling house for four years?and my husband's loss of salary.
My financial situation:
I am a good candidate for this loan because?
until recently I had outstanding credit.? I have since obtained a job earning $20,000 more than last year.? I want to restore my credit to where it was a year ago.? I have not used a credit card in a very long time as evidence of my committment to become credit card debt free.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$258.01

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	19.76%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2002	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	intergrety	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$2,230.95	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Inventory for holliday season
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $2000

Monthly expenses: $1200
??Housing: $650
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	14	Length of status:	7y 5m
Amount delinquent:	$542	Revolving credit balance:	$45,877	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderous-market3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
pay off my high- interest credit cards
My financial situation:
I am a good candidate for this loan because?
I have a steady income
Monthly net income: $
4000
Monthly expenses: $
??Housing: $ 2500
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$287.01

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1988	Debt/Income ratio:	14%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$81,087	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Banker40	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high int credit cards
Purpose of loan: The purpose of this loan will be to?complete the bonus room in my house and add heat and air to it .
This loan will be used to? Complete bonus room at my house so my elderly parents will have a place to stay.
My financial situation: I am currently employed and own my house and have a 20 year carreer in banking and financial services.
I am a good candidate for this loan because? I have never missed a payment and have an excellent pay history. I also have a stable job history and my credit is my job. Most of my revolving debt is my home equity loan that was made when I purchased my house and it is $60k. I have excellent credit with no late payments. I want to do this as a term loan instead of a credit card since it is not short term debt. My credit card debt is due to funding college courses and my employer will repay once I complete the MBA program.

Monthly net income??$5300.00
Monthly expenses: $ 4070.00
??Housing: $?1480.00
??Insurance: $?175.00
??Car expenses: $?250.00
??Utilities: $?225.00
??Phone, cable, internet: $?110.00
??Food, entertainment: $?450.00
??Clothing, household expenses $?120.00
??Credit cards and other loans: $?1260.00 includes car
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$95.78

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-2007	Debt/Income ratio:	9%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,423	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diman_77	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	520-540 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Refinancing my car loan
Purpose of loan:
This loan will be used to refinancing my car loan

My financial situation:
I am a good candidate for this loan because I have stable?income.

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 120
??Car expenses: $ 420
??Utilities: $ 250
??Phone, cable, internet: $ 60
??Food, entertainment: $ 500
??Credit cards and other loans: $ 150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2003	Debt/Income ratio:	37%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,113	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	young_Professional24	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency Funds
Purpose of loan:
This emergency loan will be used for paying off for my car that recently got into an accident and to pay off my medical expenses from the accident. I have been employed full-time as an Account Executive for almost 2 years after graduating from college and pay my bills on time. I am hoping that this loan will go through, as I do need to pay off for my repairs and have reliable transportation to and from work.

My financial situation:
I am a good candidate for this loan because I am employed full time, am reliable?and a pay my bills on time.

Monthly net income: $ 2,500

Monthly expenses: $ 1,548
Housing: $ 450
Insurance: $ 108
Car expenses: $ 165
Utilities: $ 25
Phone, cable, internet: $ 25
Food, entertainment: $ 100
Clothing, household expenses $ 25
Credit cards and other loans: $ 600
Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1988	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	31y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,559	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	52	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	towering-loot	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furnish new home
Purpose of loan:
This loan will be used to?furnish new home & add garage cabinets?

My financial situation:
I am a good candidate for this loan because? I have a fulltime job in a critical field?

Monthly net income: $ 5,000.

Monthly expenses: $
??Housing: $ 1040.00
??Insurance: $ 108.00
??Car expenses: $ 600.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00? Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00 Credit cards and other loans: $250.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$353.05

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1983	Debt/Income ratio:	18%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	5y 0m
Amount delinquent:	$301	Revolving credit balance:	$8,057	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sharp-benefit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Intrest rate too high
Purpose of loan:
This loan will be used to reduce my interest rates and pay off debt.

My financial situation:
I am a good candidate for this loan because I have been paid off existing debt and am in a much better financial postion. However I would like to pay off my remaining debt sonner?and higher intrest rates are preventing me from doing that.??

Monthly net income: $ 2800.00

Monthly expenses: $ 803.00
??Housing: $ 400.00
??Insurance: $?133.00
??Food, entertainment: $ 200.00
??Credit cards and other loans: $ 70.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.02%	Starting borrower rate/APR:	8.02% / 8.36%	Starting monthly payment:	$156.73

Auction yield range:	3.27% - 7.02%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1998	Debt/Income ratio:	15%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$52,784	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bmw2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	21 ( 100% )	800-820 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008) 820-840 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Putting in new windows
Purpose of loan:
This loan will be used to?
Install new windows

My financial situation:
I am a good candidate for this loan because?

Both me and my wife have jobs that could easily repay a loan of this size. We need the money to cover installation of windows as we are trying to take advantage of as many of the tax credit programs before the end of the year.

This is my Third loan with prosper. My first two have had all the payments made on time and are now paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1990	Debt/Income ratio:	86%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	2y 4m
Amount delinquent:	$68	Revolving credit balance:	$7,539	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enthralling-commerce	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debt and upgrade store
Purpose of loan:
This loan will be used to consolidate my debts and complete some upgrades for my laundromat.

My financial situation:
I am a good candidate for this loan because I am driven to make my laundromat successful again and be more competitive in the market. When the store was pulling in $5000 per month it was my only source of income. With the renovations to my store completed I am confident that the store will reach those levels again. I also work a full time job that is my primary income at this time

Monthly net income: $4700

Monthly expenses: $
? Housing: $600.00 / $800
? Insurance: $240 combined
? Car expenses: $300
? Utilities: $200 / $900
? Phone, cable, internet: $240.00 combined
? Food, entertainment: $
? Clothing, household expenses $
? Credit cards and other loans: $1300
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 18.50%	Starting monthly payment:	$52.79

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1993	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$300	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$1-$24,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	investment-emperor8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing for Tournament
Dear Lender:

I'm requesting a business loan in the amount of $1500 to use in efforts to advertise and pay for expenses to host a card game tournament at the end of November. I'm a good candidate for this loan because I can quickly pay off this loan after this event. I'm expecting 40-50 teams to register for the event netting $4000-$5000.

I decided to become an independent event promoter and I do not want to use my 401k to fund the startup. I'm working part-time, so I am confident that I can repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1994	Debt/Income ratio:	7%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,267	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	45	Homeownership:	No
Inquiries last 6m:	1
Screen name:	the-community-enlightenment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy some property
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$1,015.94

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$318,869	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	excellent-transaction0	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used to?help expand my business.

My financial situation:
I am a good candidate for this loan because...the additional business it will help generate will easily cover the cost of the loan payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.66%	Starting monthly payment:	$56.63

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1996	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,255	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tornado9	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING ON BILLS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1977	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Retired
Now delinquent:	9	Total credit lines:	50	Length of status:	3y 5m
Amount delinquent:	$1,446	Revolving credit balance:	$420	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	42	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sensible-ore	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some high interest debt
Purpose of loan:
This loan will be used to? pay off some high interest debt

My financial situation:
I am a good candidate for this loan because? i have stable income that comes in direct deposit to my account monthly. I will have more disposable income once this loan is approved so there would be no question that the loan would be repaid

Monthly net income: $ 3303

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 600
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $ 150
??Clothing, household expenses $?100
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$510.81

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1997	Debt/Income ratio:	29%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,669	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	note-relaxation	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off wedding debt
Purpose of loan:
This loan will be used to pay off debt from my wedding?which was held?this past?September.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and have never missed a payment of any type. I make a good salary with a substantial increase due to me?after the first of the year. All of my payments are electronically deducted which shows lenders that my checking account is kept in good standing. I have a spouse who makes a good living and his salary is available to me as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1992	Debt/Income ratio:	65%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,377	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cozy-agreement	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Consolidate all my bills into one payment.?

My financial situation:
I can more than afford to pay these seperately, but I would really like one payment at a good rate.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $?66.00
??Car expenses: $ 218.87?
??Utilities: $?0
??Phone, cable, internet: $?193.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?880.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1989	Debt/Income ratio:	6%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,453	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	3
Screen name:	camaraderi-implementer	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off lein
Purpose of loan:
This loan will be used to pay off a high intrest rate credit card

My financial situation:
I am a good candidate for this loan because I have steady income and a stable job.

Monthly net income: $
3000.00
Monthly expenses: $
??Housing:?Currrent mortgage 960.00?...I have owned the home since 1995???
??Insurance: $?0
??Car expenses: $ 0
??Utilities: $ 150.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.30%	Starting borrower rate/APR:	12.30% / 14.44%	Starting monthly payment:	$400.29

Auction yield range:	11.27% - 11.30%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1996	Debt/Income ratio:	23%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,438	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	amyroy	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? pay off store issued and bank issued credit cards.The interest rates are very high and keep on going up. right now I can only pay the monthly minimum payment. I feel as though I am stuck in a cycle that I cannot get out of.

My financial situation:
I am a good candidate for this loan because? I have a very good job. My job is very specialized - I create cosmetic shades for mass market retail. I have not been able to enjoy my large salary increase. I am stuck in an endless cycle of minimum payments.My plan is to?pay down these cards. Cancel all of them except one with a credit line of about $1500. I have a family (Married w/ two children) so?I will need some credit available.I belive that is being realistic. Also, within two years both cars will be paid in full which will greatly help my situation. Furthermore, I always get a?decent tax refund to help pay down the debt even quicker. I just need the help to get started. Please help me and my family.

Best Regards,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$287.01

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2006	Debt/Income ratio:	21%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,045	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fearless-fund	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ISO High Interest C/C Help...
Purpose of loan:
This loan will be used to? pay off high interest credit cards. I just got married two months ago, and we needed to max out 3 high interest credit cards to pay for it. Making the payments isn't the problem. We just don't want to pay 15%+ interest on them.

My financial situation:
I am a good candidate for this loan because? I have good financial stability and solid job security. I have never made a late payment on any bill. The monthly expenses below are for both of us combined. My credit score is less than perfect becauase of my current debt to credit ratio (wedding/honeymoon), and not because of late payments, etc. FYI.

Monthly net income: $ 5600

Monthly expenses: $ 3100
??Housing: $ 1500
??Insurance: $?100
??Car expenses: $?400
??Utilities: $?100
??Phone, cable, internet: $?50
??Food, entertainment: $?300
??Clothing, household expenses $?100
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	11.27% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1974	Debt/Income ratio:	>1000%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Retired
Now delinquent:	2	Total credit lines:	40	Length of status:	1y 9m
Amount delinquent:	$1,616	Revolving credit balance:	$34,190	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-graceful-wampum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING HIGH INTEREST CREDIT CARD
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?There maybe times i did get behind on some of my payments, but always took care of them. I have a card I just can't seem to get paid off, and I would love to just due away with that payment and work on another with high interest. Thank you

Monthly net income: $
1200 - 1500 with my partime job as a caregiver. I live with my husband and he handles? most of the expense of our home.?
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$233.48

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2002	Debt/Income ratio:	35%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,643	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-enthusiastic-truth	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off college debt
Purpose of loan:
This loan will be used to?
pay off high interest credit cards. I'm a disable vet that went to school to get a better job and actualy found that job with the Department of Veterans Affairs help other vets like myself. Now with a great new job, I'm trying to build the life I wish to have and seeing how much I am paying on interest on this credit card, I know there's a better way and this is it.

My financial situation:
I am a good candidate for this loan because?
I keep to my bills. I don't miss?payments, never have and don't plan on it. But on a side note. Right now I have it figured that I can be debt free in three years. If I get this loan, I can get it to about two and a half years or better.

Monthly net income: $
2831.17
Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 82.00
??Car expenses: $ 335.00
??Utilities: $ 40.00
??Phone, cable, internet: $ 40.00?
??Food, entertainment: $ 200.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $??400.00
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.96%	Starting monthly payment:	$37.75

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	80%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,441	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	commerce-songbird	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my daughter
Purpose of loan:
This loan will be used to help my daughter. I am very proud of her; she is a single mom and has completed Basic Training and AIT for the Army. She is in the Reserves. She did this to not only serve her country, but so that she can go to college with the help of the Army to become a nurse. I am going to be using the money to help her get situated in an apartment for her and my grandson, Aiden. And to give her a small savings to build on while she works and goes to school.

My financial situation:
I am a good candidate for this loan because I am a dedicated employee working at a Veteran's Home. I have always held a full time job and at times also worked part time as well. I pay my bills on time and have ALWAYS paid my loans in full; sometimes I have paid them off early. I enjoy helping others when I can.

Monthly net income: $ 2,250.00

Monthly expenses: $
??Housing: $ no mortgage payment
??Insurance: $ 88.00 monthly
??Car expenses: $ 346.73
??Utilities: $ paid by other
??Phone, cable, internet: $?paid by other
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500.00
??Other expenses: $ 50.00 for gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$93.32

Auction yield range:	3.27% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1998	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,294	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wise-leverage-beeper	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Playing the system & prospering
Purpose of loan:
I am going to use the proceeds of this loan to reinvest in other Prosper borrowers. Of course, money is fungible, so all you should be concerned about is my credit, which is stellar, and my intention to repay my loan. I have enough money in the bank to cover this loan. I'm just borrowing for kicks and to see how the system works.

My financial situation:
I have worked in financial services for seven years (my background is in fixed income securities). In that time, I have accumulated savings. This loan will not be a problem. Also, I pay off my credit cards, in full, every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$962.80

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1987	Debt/Income ratio:	18%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,543	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	immaculate-principal1	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cards
Purpose of loan:
This loan will be used to pay off older credit card balances accumulated over time.

My financial situation:
I am a good candidate for this loan because my income is sold and stable and I have ended my credit card spending.? I have realized the perils of credit card debt and I'm looking to make a clean break from a stressful debt burden.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$78,916	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-pure-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards to buy a home
Purpose of loan:
This loan will be used to help buy a home for myself, my fiance & our two boys, ages 2&4. My fiance became a victim of identity theft by our builder. We lost the home to mold caused by poor workmanship resulting in financial hardship; including canceling our wedding to pay for legal fees & medical bills to treat the boys' mold related illnesses. We want to reestablish our own home for our boys to grow up in.

I'm a good candidate for this loan because I've maintained an excellent payment history with all of our bills. We are both professional executives (VP of BD & Quality Mgr in pharmaceuticals), & take pride in being good moral advocates for our family & community by living up to our commitments. The home we're currently renting is being sold to others. Our goal is to reduce the DTI ratio to qualify for a mortgage.

Monthly net income: $10,994

Monthly expenses: $9,283
????Rent$2500
????Cars&Home Insur$476
????Cars$1128
????Util,ph,TV$549
????Food$860
????Family extras$375
????Credit Cards$3395
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1982	Debt/Income ratio:	36%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	72	Length of status:	23y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,881	Occupation:	Clergy
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	56	Homeownership:	No
Inquiries last 6m:	4
Screen name:	DoctorEr1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	7 ( 100% )	660-680 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 600-620 (Jul-2009) 640-660 (Apr-2009) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Study Vacation In Europe
Purpose of loan:
(explain what you will be using this loan for)
Have a chance to take a 4 week study vacation in Rome. Money would be used for housing, travel, meals etc.
My financial situation:
(explain why you are a good candidate for paying back this loan)
I had?2 loans with Prosper before and loan was paid in Full ahead of schedule.
Monthly net income: $
$3500
Monthly expenses: $
??Housing: $ 0??? I am?catholic priest do?not pay for any housing expneses....
??Insurance: $?0
??Car expenses: $ $6.000
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?400 Monthly
??Clothing, household expenses $ 0
??Credit cards and other loans: $?350.00
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$129.05

Auction yield range:	4.27% - 8.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	8%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,453	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	skybar	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	760-780 (May-2008)
Principal balance:	$455.21	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Consolidate debt and tuition
Purpose of loan:
This loan will be used to? pay for two classes to finish my undergraduate degree in accounting.? My most recent class is "paid" on my American Express and I would like pay this off, close out the small balance on my previous prosper loan, and have enough to pay for the last class I will need.

My financial situation:
I am a good candidate for this loan because?I live simply, am employed at a state university's hospital so I have great job security, am finishing my degree in accounting and will be sitting for the CPA exam upon completion in the Fall of 2010, and will have no problem making the monthly payment.? My wife's income is not listed.? We own both our vehicles outright, no kids, fixed mortgage, and I have a? very stable lifestyle. Fair warning:? I will probably pay this loan off early.? Most likely in two to two and a half years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1984	Debt/Income ratio:	40%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	2y 8m
Amount delinquent:	$234	Revolving credit balance:	$1,005	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	worldly-commerce3	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my daughter schoo tuitio
Purpose of loan:
This loan will be used to pay off my daughter tuition and a few bills?

My financial situation:
I am a good candidate for this loan because pay my bills on time?

Monthly net income: $ 2.200.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.62%	Starting borrower rate/APR:	7.62% / 7.96%	Starting monthly payment:	$49.86

Auction yield range:	3.27% - 6.62%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-2001	Debt/Income ratio:	12%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,450	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	upright-commerce	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Live Aboard Boat
Purpose of loan:
This loan will be used to help pay for a boat. We have been saving and just need a little more. We are a couple that both have steady, good paying jobs.? I have worked at Trader Joe's for? 3 years, and my finance works at Food for Less as a manager for the last six years. We both have high credit scores, steady jobs, and no missed or late payments on bills.? We want that simple life style of living on a boat and?would rather invest our money in our home (a boat) then continue to throw away our rent.? We?know several friends and family that live aboard boats where we plan to live.? I was brought up around boats and am knowledgeable in this area. We are a young couple that is inspired by an alternative, simple lifestyle.? We need your help to make that big step, of boat ownership a reality.??

My financial situation:
I am a good candidate for this loan because we are trustworthy, responsible and always pay our bills as evidenced by our good credit scores.? We are blessed to have good, solid jobs.??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.02%	Starting borrower rate/APR:	30.02% / 32.40%	Starting monthly payment:	$144.37

Auction yield range:	11.27% - 29.02%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1987	Debt/Income ratio:	80%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,254	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	newest-durable-treasure	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a credit card
Purpose of loan:
This loan will be used to? Pay off a credit card. The card has a high interest rate and I just want to be done with it. The monthly from this loan would be less than I am paying on the card now so rest assure I can pay.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time. My husband and I work very hard. I am a nurse and have been for 23 years. My husband is the Chief of police in Independence, KS.
I know there are good people out there that can help and I would truly appreciate it. I know when I am able I will become a lender on Prosper to help people in need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.05%	Starting borrower rate/APR:	16.05% / 18.23%	Starting monthly payment:	$77.40

Auction yield range:	6.27% - 15.05%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2000	Debt/Income ratio:	26%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,332	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	investment-electron	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
I am seeking a loan to pay for tuition and books for this semester. I have eight years of credit history and I always make my payments on-time. I have a stable part-time job during the school year that provides $1000+ a month. My income will double during Christmas break and next summer. I am looking for a lender with a reasonable interest rate that will allow me to make monthly payments larger than the 'Monthly Payment'. Thank you for your consideration and help :-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$27,286	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mjl_root	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing and Continued Development
Purpose of loan:
The purpose of this loan is to provide funding for our 2010 marketing strategy and continued development of our web-based foreign language learning system for children. Foreign Language Friends (www.foreignlanguagefriends.com) was launched in January 2009 and currently has over 300 paid members. Because of our initial large investment in the development of this system, we have yet to implement a major marketing campaign to push these numbers even higher. We are planning a big marketing push for 2010, advertising in several niche national publications and traveling to various industry conventions and educational expos across the country.

Currently the learning system is only available to teach Spanish. We will also be using a portion of this funding to convert the program, making it available in several other languages including Mandarin and French. We hope to have these languages available by March of 2010.

My financial situation:
I am a good candidate for this loan because I am the owner of Kultural Kids, LLC, successfully running a foreign language learning center since January 2005. Our company has consistently grown at a rate of over 10% each year for five years. With the addition of our web-based learning system, we anticipate doubling the size of the company within the next 2 years.

Personally, I have good credit and have never been in financial trouble. I've maintained a high income level since owning my own business and my debt to income ratio is low. I am a person of high integrity and always pay my debts before paying myself.

Overall, funding this loan means helping a company with huge potential to see massive growth over the next several years as we continue to provide quality foreign language education to children of all ages!

Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2004	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$441	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	green-ready-point	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to?pay for my college

My financial situation:
I am a good candidate for this loan because?I am in dire need of the money to pay for school.

Monthly net income: $ 900

Monthly expenses: $
??Housing: $350
??Insurance: $0
??Car expenses: $0
??Utilities: $50
??Phone, cable, internet: $50
??Food, entertainment: $100
??Clothing, household expenses $25
??Credit cards and other loans: $15
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$728.07

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1995	Debt/Income ratio:	36%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,379	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	commerce-allocator	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off bills and save on interest.
Purpose of loan:
This loan will be used to pay off higher interest credit cards and have one payment with a better interest rate. I will cancel close existing credit cards once they are paid.

My financial situation:
I am a good candidate for this loan because I have good credit and pay all my bills on time. I have held the same job for 9 years and I am a very reliable person.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.84%	Starting borrower rate/APR:	31.84% / 34.25%	Starting monthly payment:	$173.86

Auction yield range:	14.27% - 30.84%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	37	Length of status:	1y 2m
Amount delinquent:	$15,616	Revolving credit balance:	$5,668	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-velocity-human	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards
Purpose of loan:
This loan will be used to? pay credit cards

My financial situation:
I am a good candidate for this loan because?
i am trying to get my bills paid down some-had fallen behind a little and it is hard to get caught up
Monthly net income: $
1250
Monthly expenses: $
??Housing: $ 670
??Insurance: $ 80
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$117.09

Auction yield range:	11.27% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2003	Debt/Income ratio:	9%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,982	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderful-balance9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to Consolidate Debt!
Purpose of loan:
This loan will be used to?consolidate debt by paying off a couple of credit cards

My financial situation:
I am a good candidate for this loan because? I pay my bills on time! Had a little rough patch a few years ago but have come through it with flying colors! Looking to continue on that path!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1989	Debt/Income ratio:	12%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	59	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,039	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-forceful-payout	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay for a divource
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$90.72

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	19	Length of status:	4y 5m
Amount delinquent:	$2,708	Revolving credit balance:	$25,555	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	sra1000	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit cards!
Purpose of loan:
I have two credit cards that have high interest rates. I am paying them every month on time but most of my money is going to interests. I f i can get one loan to pay off both cards at a lower rate I can pay them off faster.

My financial situation:
I am a good candidate for this loan because as shown on my credit report, i have never made a late payment on any credit card before, i've had credit cards, car loans, mortgage, and never late on anything. I have great credit.

Monthly net income: $ I sell at least one house per month this year? (except for in july cause i was on vacation) each netting around $5,000 - $9,000 plus i collect 1300.00 in rental income monthly

Monthly expenses: $
??Housing: $ 800.00 ????
??Insurance: $
??Car expenses: $
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 80.00
??Clothing, household expenses $
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$200.49

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	73%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,574	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college.

My financial situation:Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100

Monthly expenses: $ 2200
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ included in housing
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700 (currently)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$82.34

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	10%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,382	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gold-photon	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Our way to the mountains!
Purpose of loan:
This loan will be used to purchase my (and my fiance's) first motorcycle.?After a recent trip through to the mountains during which we noticed how many couples were riding on motorcycles together, my fiance and I signed up for a motorcycle Beginner's Riding Course thinking how much fun it would be to make the next trip on two wheels instead of four. We just successfully completed the course and are now in the market for our first bike together.

My financial situation:
...is in good shape. I recently completed an auto lease (60 months) during which I never missed, nor was late on, a payment and have maintained a good balance and payment history on my only credit card.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$849.03

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2000	Debt/Income ratio:	28%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$33,548	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	sungifts	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Cards
Purpose of loan:
This loan will be used to? pay off about 6 credit cards that have raised my interest?rates dramatically.? They have also lowered my available credit down to just above the balance on each card - which has in turn hurt my credit score.? All this and I have never been late and always pay well over the minimum.? I feel punished for being a good customer.

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time and always pay more than the minimum.? I have a good job with reliable income and have a huge desire to become debt free.?

I have a high revoloving balance because we have relied on credit cards to fund the 2 businesses?and the 11 rental properties we own.?? We are now in the process of trying to get everything paid off.?

Monthly net income: $?9500 (includes draws from 2 businesses, rental units and my job)

Monthly expenses: $
??Housing: $ 1230
??Insurance: $?1000?(auto, house and health)
??Car expenses: $ 200?(gas) no loans?
??Utilities: $?250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	42%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,864	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	9
Screen name:	Prospect0579	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	38 ( 95% )	620-640 (Latest)
Principal borrowed:	$10,450.00	< mo. late:	2 ( 5% )	600-620 (Sep-2009) 640-660 (Mar-2008) 660-680 (Aug-2007) 540-560 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
3RD prosper loan-Stimulus loan
Purpose of loan:
This loan will be used to buy new furniture and do minor repairs to a home i just purchased.
This will be a temporary loan till I recieve the $8,000 stimulus credit. Once I recieve the credit I will use it to pay off this laon that I'm asking the prosper community to invest in.

My financial situation:
I am a good candidate for this loan because I have paid off both of my prior prosper loans. I am?
a responsible individual and?make sure that my bills are paid on time. I was a few days late on my previous?
loans because?us?bank closed my checking account and all payments that were going through got rejected.
The process that prosper makes to add an account?made me late a few days because of their verification process.
I?would like to mention that?I have a steady job with additional overtime available if needed.?

Monthly net income: $ 2145
Monthly expenses: $
??Housing: $520
??Insurance: $60
??Car expenses: $140
??Utilities: $ 80
??Phone, cable, internet: $ 56
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $ 120

? Total: $1,276
? Remaining: $ 869

? *** I would like to note again that this is a temporary loan till I get my stimulus check. ***

? Thanks for looking and hope u invest in me again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$259.07

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1978	Debt/Income ratio:	33%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	27 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$25,342	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	IoweIowe	Borrower's state:	Georgia	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	38 ( 100% )	660-680 (Latest)
Principal borrowed:	$11,050.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008) 700-720 (Oct-2007) 640-660 (Jun-2007)
Principal balance:	$2,371.64	1+ mo. late:	0 ( 0% )
Total payments billed:	38
Description
pay off credit card (high interest)
Purpose of loan:
(explan what you will be using this loan for) - To pay off credit card debt in three years instead of a possible 15 to 20 years
My financial situation:
(explain why you are a good candidate for paying back this loan) - I have already had two loans with Prosper and they? were paid in full.?.

Monthly net income: $ 5,000.00

Monthly expenses: $
??Housing: $ 0.00 (husband pays)
??Insurance: $ 200.00
??Car expenses: $ 600.00
??Utilities: $ 0.00 (husband pays)
??Phone, cable, internet: $ 0.00 (husband?pays)
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 1,000.00
??Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2000	Debt/Income ratio:	29%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,191	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lender1980x	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some my existing unsecured loans into lower interest rates.

My financial situation:
I am a good candidate for this loan because I always pay my debts. Bankruptcy or late payments are not an option for me and that is reflected in my credit score.?I take pride in making my payments in full. I am a current prosper member and lender so I know the feeling of delinquent borrowers not paying. I have a good job with a good salary. I purchased a home over a year ago and had some unsecured debt build up as a result. I would like to eliminate this debt and contribute to the prosper community while doing so. My credit score is lower than it should be because of these existing unsecured debts and the recent purchase of my own. Please consider the fact that I havent had any late payments for the better part of a decade!

Specifically I will pay off the following 3 loans -??

Monthly net income: $ 4500$7k loan - Monthly Payment $240
$4k loan - Monthly Payment $155
$4k loan - Monthly Payment $202
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1998	Debt/Income ratio:	13%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	7y 11m
Amount delinquent:	$1,303	Revolving credit balance:	$1,411	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	31	Homeownership:	No
Inquiries last 6m:	0
Screen name:	eindy	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 88% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	3 ( 13% )	640-660 (Oct-2007)
Principal balance:	$1,410.56	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Need to replace that gas guzzler!
I have paid off my 1999 Durango and had intended to drive it to its death, thinking that the saved monthly payment would justify the high fuel costs. However, that old, inefficient V8 simply costs way too much to fuel everyday. I've currently got on offer from a friend a 2001 Malibu with only 70k miles on it - and gets twice the mpg as my 'beast'. This is what I hope to do with this loan!

Now to be up front, I have had trouble with credit in the (now distant) past, but I have been rock solid the last couple of years. Thanks to the great folks in the prosper community, I was able to take out a $3500 loan 2 years ago - with the goal of consolidating and paying off old debts. I did exactly that and thus begun the road to good (ok, better) credit. I am very happy to report that I have had a very solid payment history with this loan. I am not sure why they report 3 <1 month late payments - I have *never* been charged a late fee by prosper, despite paying *on* the due date a few times! Nor have I failed to pay any of my other obligations (of which there are few.) I strongly feel that a credit grade of D is a very inaccurate reflection of my ability to both obtain and repay credit. Nevertheless, thats what it is (or was last I looked) and that is what you have to go by. Frankly, to me this means you're getting a much better gain on a much lower risk than things would suggest..

The fact is, according to the report Prosper just pulled - there are 2 delinquent marks on my report. One may be a late payment from 22 months ago, and the other I believe is a repaid debt which a prior collector placed *back* on my record. I haven't received anything from anyone saying I owe them money in years, and this is utterly frustrating and confusing - but there is nothing I can do about it because I know nothing about it!

My debt to income ratio should be very good as well ? I earn $4353 gross, net about $3300 of it, and have < $1500 in expenses. This means I can handily afford an extra $125 payment each month! Thanks for your consideration in this matter! Even if you don't bid, thanks for looking, and happy hunting! :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	12%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,858	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	regal80	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my credit cards!
Purpose of loan:
I am using this loan to create one simple payment that is easily handled while I am in bootcamp in the Navy.

My financial situation:
I am a good candidate for this loan because my financial situation is good and will only improve after bootcamp.

Monthly net income: $1600.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 50.00
??Car expenses: $ 40.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$313.36

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1999	Debt/Income ratio:	28%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,339	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	balance-zoomer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bad credit card debt
Purpose of loan:
This loan will be used to?consolidate some bad credit card debt.? Most of the debt was taken on while I was?trying to pay my own way through college and I have not been able to get rid of it.? Having a consolidated loan with one paayment and a good interest rate can help me get out from underneath this debt.?

My financial situation:
I am a good candidate for this loan because I have a very secure job with the federal government and have very little debt outisde of these credit cards and my mortgage.? I have held this job since I gradutaed from college in 2004.? My wife also has a reliable job that provides a second income for us.? I also have a 2 year old baby and am hoping to improve my financial situation to prepare for the time that is coming soon when I'm sure she will be even more expensive!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$83.63

Auction yield range:	11.27% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	37%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$29,763	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	calm-peace2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for a better interest rate!
Purpose of loan:
This loan will be used to pay off my credit card debt.? As a consequence of multiple expenses since medical school, I have had a difficult time trying to pay off my credit card debt.

My financial situation:
I am a good candidate for this loan because I have a steady income with a good payment history.? I would like to consolidate my bills at a lower rate than what I am paying now.? I am still in a training program doing most of the work and not getting much for it.? I can make monthly payments with a rate between 5 to 10%.? I would like to work with you to develop a payment plan that can work.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1236
??Insurance: $ 0
??Car expenses: $ 330
??Utilities: $ 70
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2002	Debt/Income ratio:	58%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,030	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	established-interest	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off All Credit Cards
Purpose of loan:
Seeking an unsecured personal loan in the amount? of $14,000. My husband and I would like to have kids someday, but not before this debt is paid off and making seven small monthly payments each monthly is a slow process, the interest compounding each month makes it difficult to pay off the balances.? This loan will be used to pay off the following credit cards, which I have since shredded, but need to pay off the balances.
Bank of America Visa Balance $1,896???????????????????????????
Lowes $2146
L.L. Bean Visa $3,347
Cabelas Visa $1105
David's Bridal Credit Card $1799
CareCredit for Vetenarian Credit Card $1669
Bank of America Student Loan $2000

My financial situation:
Full Time Position (Teaching)- $2194????Pay Raise in January of $540 from completion of Masters Credit Hours Part Time Position (Referee)-$300/month Part Time Position (Waitress)-$60-$120/monthPart Time Position (Lead Teacher in Afterschool Program)- $150/month Total Monthly Net Income- $2704 until December 2009 Total Monthly Net Income- $3244 after January 2010

Monthly expenses: $?
??Car Payment $436???????????????
? Internet, Cell, Home Phone- $150???????????????
? Roth IRA Contribution- $100???????????????
? Student Loans-$144???????????????
? Groceries-$200????????????????
? Total Monthly Bills-$1030
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$333.43

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1993	Debt/Income ratio:	61%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$53,645	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	zone648	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit card recent law grad
Purpose of loan:
This loan will be used to pay down my credit card debt.? I am a recent law school graduate and I work in the public interest field.? Because I have chosen to work with low income people, my salary is quite low compared with attorneys who are in private practice.? This loan will allow me to catch up and start paying off the principle on my credit card, instead of incurring more debt through interest.

My financial situation:
I am a good candidate for this loan because I have a steady income and I have not defaulted on any loans or credit cards.? I also pay my bills on time, all of the time.? Because I have school loans to pay back, I am not able to pay down my credit card debt.? My school loans total $850 each month.

Monthly net income: $ 2,900

Monthly expenses: $
??Housing: $ $850
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 75
??Credit cards and other loans: $?2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$161.40

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	23%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$38,287	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	penny-journey	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest account
Purpose of loan:
This loan will be used to pay off a closed credit card which has a ridiculously high interest rate.

My financial situation:
I am a good candidate for this loan because I am currently paying down my existing debt at a decent clip. The funds from this loan will be used to pay off a closed credit card with an extremely high interest rate (over 30%). I am currently paying this account on time with payments higher than the minimum monthly. About two years ago I was unemployed and trying to start my own business. Couldn't find enough work for the fledgling company, so I went back to being employed and have been at my current job a little over a year. Before getting full time employment, I was slipping behind on my bills, but since then have caught everything up and am beginning to pay off accounts. Due to my good payment history in the past year, most of my lenders have lowered my interest rates significantly ( I was at the default rate on most cards). However, one account was closed, and although I continue to pay it each month, they will not let me renegotiate the current rate. Current minimum payment for the problem account is $173/mth, I have paid $250 on time for the last seven months. Balance is going down, but with such a high rate, I will be paying forever. Would like to replace with a loan with a reasonable rate so I can pay it off more quickly. I have several smaller accounts with reasonable rates that will be paid off within the next 12 months, and as these balances go away I will have more money to pay off the currently requested loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.17%	Starting borrower rate/APR:	10.17% / 10.52%	Starting monthly payment:	$161.74

Auction yield range:	3.27% - 9.17%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1993	Debt/Income ratio:	29%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$54,933	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	glimmering-gain6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off existing credit card
Purpose of loan:
This loan will be used to pay off existing credit card debt.?
My financial situation:
I am a good candidate for this loan because I am already making the payments each month for the existing debt.? I'm looking to get a lower interest rate than the credit card rate that continues to go up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$178.92

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	20.38%
Lender servicing fee:	1.00%	Estimated return:	3.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2005	Debt/Income ratio:	20%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,834	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	OzYank	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	500-520 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Aussie single Dad
Purpose
Debt consolidation and the forgotten costs you don't realize you need as a 1st time home owner until it actually happens. Like a lawn mower etc.
Financial Situation
Last year I went through a difficult and stressful divorce which dramatically crippled my credit but has not affected my ability for making payments or weathering the financial storm. I am a single dad of a 4 yr old girl and finally have started receiving child support which I haven't included in my figures below as that covers her daycare?and starting a college fund.
I also have never been late on payments and even paid my 1st Prosper loan off early. I'll continue to use the automatic debit system for my monthly payment and plan on setting that figure higher than the quoted repayment.
Thanks for viewing my listing and hope you can truly help. Please feel free to ask me any questions.Mthly Net Inc-$3800
Mthly Exp-$2900
House:$705
Ins:$125
Car:$600
Util:$150
Cable,Ph,I/net:$200
CC:$500
Food,Ent:$420
Other:$200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1989	Debt/Income ratio:	23%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,805	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bstn_guy	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-660 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	0 ( 0% )	680-700 (Nov-2007)
Principal balance:	$3,573.77	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
2nd prosper loan
????I am an excellent candidate to repay this loan. I currently have 1 Prosper loan that has 14 payments left. I was never late or missed any payments. Personally, I have never filed for bankruptcy. All my listed delinquencies were paid in full. I am getting a?2nd loan because I would rather pay interest to prosper lenders than our large Corporations, besides I think they?re getting enough taxpayer money from TARP.?
????Please note: I may pay off this second loan early and also make extra payments during the loan. After both Prosper loans?are paid in full, I may take out a new business loan through Prosper if you want to reinvest in another loan through me.??

Purpose of loan:?
????I will use this loan to consolidate credit cards and pay off the IRS (taxes). The extra money I plan on using for a small business investment.??

My financial situation:?
????I have a great job as an Application Support Engineer at a computer software/technology vendor in the financial services field. I was working as a contractor with them, but I'm now a full-time employee. Before, I worked in the financial services field for almost 10 years and for 6 of those years at one Investment Management Co.

Monthly net income: $3,846.38 (based on below info not including 15% bonus)?
????I make $66,650 as an hourly salaried employee. This means I?m eligible for extra pay past 37.5 hours and overtime over 40 hours in any pay period. So far, I?ve made an extra $5,201.38 this year. Also, I am eligible for a yearly bonus up to 15% of my salary. And I will be eligible up to a 5% raise start of 2010.

Monthly expenses: $2,792.29?
????NOTE: I live right?in?downtown?Boston (Back Bay) and I work?here too. So, I do not have a car or any car payments. I use the MBTA and?Zipcar.? Housing: $1,250??
Utilities: $40?
Cell phone: $45??
Cable, internet: $70??
Food, entertainment: $400??
Misc. expenses $75???
Other bills: $285??
Prosper Loan: $276.29 ? 14 payments remaining??
Credit cards and IRS: $351 (breakdown see below)
???????????????????????????Balance??? Interest rate???? My payments per month credit card #1??? $2,621?? ????@ 27.24%?????????????$110
credit card #2??? $3,840?? ????@ 19%????????????????? $140
credit card #3??? $998?? ???????@ 24.9%?????????????? $100
credit card #4??? $829????????? @ 20.99%???????????? $100
IRS bill???????????? $1,200????????????????????????????????????$100
?--------------------------------------------------------------------------------------------------------
Totals????????????????$9,488??????????????????????????????????? $550
Prosper loan??????$15,000? ??????@ 30%?? ????????????$636.77????????????????

So, I?m already paying about the same amount now, but would rather pay Prosper lenders the interest than major Corporations and IRS.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$193.55

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1981	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	54	Length of status:	19y 11m
Amount delinquent:	$223	Revolving credit balance:	$234,149	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	investment-producer6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate credit card debt
Purpose of loan:
This loan will be used to consolidate my high interest credit cards. They were low at one point, then the Obamanation occured and the banks took the liberty of raising every American's card rates while bailing out the banks and financial institutions. So what do they do with the billions?, they keep it and help us by charging? more fee's and raising everyones rates. I have 24 to 29% rates on 2 laons and I want to get them down to a reasonable? workable rate. I am NEVER late on my monthly obliagations. I have been with the same employer since 1989?. I am a top proformer with my company, and plan on making more money next year. Lending me your money will not be a risk, I always pay my debts...
My financial situation:
I am a good candidate for this loan because I pay my bills, plain and simply??and I will pay this loan off with no problem..You will see the only depbt I have is a medical bill form a Dr. that I refuse to pay in the amount of $223.00... his mistake sent my daughter to the hospital for a week, but he kept billing me anyway, then stopped , now I see it's on my credit report. Other than that I am not late on anything...
Net income: $ 8,500

Monthly expenses: $
??Housing: $ 1599.
??Insurance: $ 125.
??Car expenses: $ 499.
??Utilities: $ 210.
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 350.
??Clothing, household expenses $ 75.?
??Credit cards and other loans: $ 1900.
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	6.27% - 10.42%	Estimated loss impact:	5.17%
Lender servicing fee:	1.00%	Estimated return:	5.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1992	Debt/Income ratio:	16%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,521	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	glimmering-order5	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my tsp retirement loan.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,300.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$296.21

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1988	Debt/Income ratio:	8%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$146,108	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jpblan11	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Rid of Discover Card Debt
Purpose of loan:The purpose of this loan to to payoff the debt through the prosper community rather than give the money to Discover. I have no problems paying Discover but would much rather pay you. I am also a lender and have loaned to 34 individuals and have 9 pending loans. I earn $117,000 and work for the government. I own two properties in New York and two condos in Boston, my two properties in Boston have no mortgage and earn me a combined $2,100, but prosper does not rely on rental income. Prosper only verifies W-2 income. I have two properties in New York with one paid off and the other I owe $127,000 plus approximately $130,000 in line of credit which should appear as revolving credit. I used the revolving credit to purchase one property on Boston. I earn $1,700 on the rental for this property in New York. I have had a late payment on this loan because I paid the line of credit twice online thinking one payment went to the mortgage and the other went to the line of credit. I will repay this loan with automatic withdrawals from my personal account. I also have had a debt from Georgia Gas for approximately $70 that did not belong to me but was recently paid by me because I was not interested in the struggle to have this removed
This loan will be used to? will be used to pay discover which I owe $8,300 dollars and the interest rate is 14.49%. I am hoping to get an equal or better deal from Prosper.

My financial situation: I have been gainfully employed for over 20 years with the US government.
I am a good candidate for this loan because?I am responsible and have a great deal of discipline and am retired Air National Guard in NY. My income is more than enough to pay you monthly. My monthly living expenses are low because I have no mortgage where i reside, have no car payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1992	Debt/Income ratio:	19%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,634	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nomi777	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	26 ( 96% )	660-680 (Latest)
Principal borrowed:	$12,200.00	< mo. late:	1 ( 4% )	660-680 (Sep-2008) 680-700 (Dec-2007)
Principal balance:	$2,725.08	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Replace HVAC (winter is here)
Purpose of loan:
This loan will be used to replace my HVAC unit.

My financial situation: good
I am a good candidate for this loan because I have a very good history with Prosper and have always paid on time. Just experiencing some short term cash flow issues. Winter is here and I need to replace a broken HVAC unit. Please help.

Monthly net income: $6,800

Monthly expenses: $3,711
??Housing: $2,500
??Insurance: $150
??Car expenses: $211
??Utilities: $200
??Phone, cable, internet: $100
??Food, entertainment: $250
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$556.64

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1987	Debt/Income ratio:	34%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,179	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	76%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	credit-angel0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bus start up, quick turn on $$
Purpose of loan:
This loan will be used to buy repossed cars at Adesa auto auction Dayton/Cincinnati. This loan will enable me to purchase between 5-7 quality repossed cars that I will be able to have a quick turn around on which will enable me to quickly pay off my Prosper loan. I am a retired/disabled police officer that was injured in the line of duty and was forced to retire on a disabilty.

My financial situation:
I am a good candidate for this loan because I do have steady income from my retirement and will be able to repay this loan quickly.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,970	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	green-credible-asset	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mentorship Program
Purpose of loan:
This loan will be used to enter a 4 month apprenticeship mentoring?program. It is a earn as you learn program

My financial situation:
I am a good candidate for this loan. Even though the debt ratio is high I have always paid my bills. I ran into a setback in July 2009 and I need a little help to get up and out of?this situation. I was just?hired for a part time job to help?alleviate the?financial stress but it will not be my career. This apprenticeship program is my career goal. Both of my hands are very busy to help myself.?If you choose to help me then you will be?giving me a hand up and out and?into a higher wage earning career and self sufficiency. Thank you.

Monthly net income: $ 2,000.00

Monthly expenses: $1,729.46
??Housing: $ 500.00
??Insurance: $60.49
??Car expenses: $279.97
??Utilities:?Included in Rent
??Phone, cable, internet: $54.00
??Food, entertainment: $200.00
??Clothing, household expenses $
??Credit cards and other loans: $535.00?
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$375.95

Auction yield range:	6.27% - 13.00%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1983	Debt/Income ratio:	35%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$205,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FairLender7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	760-780 (Jul-2008)
Principal balance:	$2,063.43	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
New furnace in Rental Property

Greetings!???? I have been a proud Prosper lender since Nov. 2006.??? I have had at one time 40 open loans.???? I would like to continue to borrow at Prosper, but it is not presently permitted in the state of PA.

I am a great believer in only borrowing for investment sake.???? I purchased my first rental investment property in Feb. 2008, a 3 unit apt. bldg. ? ? I recently had to purchase a new furnace for the building, which I expected since it was the original furnace from 1959!????? What I did is the replace the old furnace, with 3 separate units.??? Now any new tenants that come into the building will be able to pay for the heat, since UGI installed 3 meters now!???? This will really help with the cash flow on the property.

The total cost came to $8527.64, which I have paid the contractor for. ? ? I would like to replace this money in my Property Mgmt Fund, and add an additional $2500 so that I have a cushion for any repairs that come up in the next 6 months.???? I figure a competitive rate at Prosper, is worth the peace of mind of having the funds avail.

As mentioned in my previous loan, which I have paid promptly each month by the way, I was looking to purchase my second RE investment.??? I did, a six unit building in Sept. 2008.???? I am really enjoying doing investments in Real Estate.??? It is hard work to manage the tenants, and the finances, and keep the building in good shape so that the apts. are a nice place to live.????? But I feel I'm becoming a better manager with each successive month.

The rents from the 3 unit are $1770, and from the 6 unit are $3375 each month. ?? This is a fine additional income. ? ? ??

Thanks for keeping the Prosper Vision alive and well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,147	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	redhg888	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Forex Trading
Purpose of loan:
To start my own forex day trade

My financial situation:
I believe I am capable to turn this fund into profit. I've been working in the dealing desk for a Sweden forex comp for abt 2yrs now. I have a degree?in finance as well as passed CFA level 1 exam recently. Working in the trading room gained my knowledge in technical analysis.

I am moving back to the states to be with my family. To start off my new life in US, I would like to do forex day trade?as my career.?

Monthly net income: $ 5000

Monthly expenses: $ 3900
??Housing: $ 1850
??Insurance: $ 200
??Car expenses: $0
??Utilities: $?0
??Phone, cable, internet: $ 200
??Food, entertainment: $?500
??Clothing, household expenses $?400
??Credit cards and other loans: $?750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$164.93

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1990	Debt/Income ratio:	23%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Amplifi	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sale of Home "Upside Down"
This is a re-posting from an earlier loan request. Change in circumstances.

Purpose of loan:
My wife and I sold our house for less than we owe on our mortgage (an "upside-down" situtation). I am seeking a loan in order to cover the balance due at closing on October 15, 2009. Help out family out of this situation!

My financial situation:
I am a good candidate for this loan because I am?well-educated (Ph.D.) and employed as a full-time tenure-track professor in the business school of Marymount University in Arlington, VA. I also consult for public and private organizations and have several contracts. However,?due to?the intricacies of government contracting, I am not including these in income statement.?Repayment will not be a problem and we have tied-up family money for?a crisis.?We?are now?renting and paying a lot less. This will help to pay for the move and to help us rebuild our lives. Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1996	Debt/Income ratio:	19%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,632	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	devildog35	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 91% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 9% )	680-700 (Sep-2008) 660-680 (Nov-2007)
Principal balance:	$2,288.62	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Loan needed!
Purpose of loan:
This loan will be used to? Pay Property Taxes

My financial situation:
I am a good candidate for this loan because? I've been a faithful member of prosper!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	32	Length of status:	5y 0m
Amount delinquent:	$115	Revolving credit balance:	$220	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	credit-hercules	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I won't let you down
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$94.38

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1986	Debt/Income ratio:	46%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,428	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	firecom	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 700-720 (May-2008)
Principal balance:	$5,998.15	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidate Outstanding Debt
Purpose of loan: This loan will be used to consolidate some outstanding medical bills and to replenish my?savings?because of emergency home repairs / sewer work on my home.

My financial situation: I am a good candidate for this loan because I keep current with all my payments. I am working two jobs to meet my obligations and my wife just received a $600 a month net salary increase at her job. I have virtually no chance at being unemployed at my occupation with my current seniority. I thank you for your interest and assistance.

Monthly net income: $ 4600 (Does not include spouse's income)

Monthly expenses: $?3350
Housing: $ 1250???
Insurance: $ 200???
Car expenses: $ 100??
Utilities: $ 300??
Phone, cable, internet: $ 100??
Food, entertainment: $ 200??
Clothing, household expenses $?100??
Credit cards and other loans: $ 950??
Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	listing-wahoo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working capital for distribution
Purpose of loan:
Working capital for movie Distribution Company. The money will be used to pay for advertising and production cost of replicating DVD's, Blu-Ray, art work, promotional material and marketing of movie titles.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$712.64

Auction yield range:	8.27% - 12.50%	Estimated loss impact:	8.77%
Lender servicing fee:	1.00%	Estimated return:	3.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	23%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,732	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	TSENV	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	780-800 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	800-820 (Jul-2008)
Principal balance:	$2,435.03	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off retirement service purchase
Purpose of loan:
This loan will be used to pay off a purchase service credit agreement with my retirement system (Colorado PERA).? I have been paying $563 per month and owe around $25,000.? I pay 8.5% interest.? The debt doesn't show up on my credit report.? It's a good deal; however, I would like the flexability to quickly switch jobs if an attractive opportunity becomes available without the added expense of comming up with the $ before a move.? I would be happy to answer any questions and appreciate your consideration.??????

My financial situation:
I am a good candidate for this loan because I have a good income, good credit, and can afford the payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,360.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$197.23

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	29%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$26,758	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	purduealumna44	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008) 600-620 (Aug-2008)
Principal balance:	$2,085.83	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
35% Interest - Help Me Consolidate!
Purpose of loan:
I'm planning on getting married soon and want to reduce the amount of debt I have prior to marrying my sweet finance. This loan will be used to consolidate?five credit card/revolving accounts and one hospital bill (listed below). I'm thrilled at the possibility of consolidating these and reducing the number of revolving accounts on my credit report. This will drop me to only two credit cards and with the help of this Prosper loan will be able to start chunking the money I save each month (see below) on the remaining two cards. I can't express the hope I have and how much I'm looking forward to my future financial freedom with the help of you and Prosper!

Total Current Monthly Payment: $320
Prosper Payment with Loan for Consolidation at 35% Interest: $197.23

> Citi Platinum Card ? current balance due: $636.19 (monthly payment made: $40)
> Macy?s Store Card ? current balance due: $465.77 (monthly payment made: $40)
> Geico Credit Card ? current balance due: $1,410.00 (monthly payment made: $50)
> Orchard HSBC ? current balance due: $689.99 (monthly payment made: $40)
> Discover HSBC ? current balance due: $508.65 (monthly payment made: $100)
> Moses Cone Hospital Bill ? current balance due: $650.00 (monthly payment made: $50)

My financial situation:
I'm in a great spot right now - I've paid off two cards on my own this year and have widdled down the ones I'm asking for help consolidating. My credit score is weak because I have too many open revolving accounts - which is why I'm looking to consolidate and make one monthly payment . I am current on all my bills, I pay more than my minimum balance each month, and I was fortunate enough to receive a Prosper loan last year for a?surgery and have had a great experience with it. My rent was recently reduced and I am up for a promotion at work that would increase my yearly salary if I am chosen for it.

Monthly net income: $2,850 (often more when I work overtime)

Monthly expenses: $
??Housing: $ 635.00 (rent)
??Insurance: $ 88.00
??Car expenses: $ 0 (I own my car - no monthly payment)
??Utilities: $ 60.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 75.00
??Household expenses/groceries $50.00?
??Prosper Loan: $111.13
??Credit cards and other loans: $785.42

Thank you so much for considering my listing. I love what Prosper stands for and hope one day to be able to help folks just like I've been helped throught this service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$42,488	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fantastic-balance	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fitness equipment purchase
Purpose of loan:
This loan will be used to help fund the initial purchase of fitness equipment for our first Koko FitClub in Hoboken, NJ.? I am seeking this route so that I do not have to pay exorbitant leasing interest rates.

My financial situation:
I have excellent credit and very low personal expenses.? I have already demonstrated that I can run a small business (I have real estate holdings that produce passive income), as well as excel in an executive and managerial function in a medium-size business.? I have both a B.S. in engineering and an M.B.A. from Cornell University.?

Koko is a new franchise concept in the fitness industry, and as much as it is a fitness business, it is also an IT business since it revolves around providing IT-enabled, virtual personal training to the customer, at a flat monthly rate no higher than a regular gym membership.? For the business owner, the high level of automation enables a very low overhead, as each location can be staffed with only one person, which in turn leads to profitability in a very short amount of time.

I have 12 years of experience in IT systems and Operations, having worked for the past 6 years as Operations Director for an investment research firm in NYC.? To complement my IT experience, I have also hired a Manager for my clubs with over 8 years as a personal trainer and fitness club manager.

Monthly net income: $ 5120

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$55.99

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2007	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$541	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elated-ore	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for part of my wedding
Purpose of loan:
Basically my family and my fiance's family are splitting up the cost of my December wedding.? Being a student, I can't come up with over a $1000 in a month and a half, and that's why I'm in need of a loan.? The loan will be covering a little bit of everything for my wedding!

My financial situation:
I'm currently a junior in college studying Mechanical Engineering, and I will have an internship this summer.? Currently, I'm working 3 jobs on campus with gives me roughly $800 a month.

Monthly expenses: $
??Housing: $ 277.50
??Insurance: $ 0
??Car expenses: $ 0 [except for gas, so roughly $30 a month]
??Utilities: $ 60
??Phone, cable, internet: $ 25 [just internet]
??Food, entertainment: $ 125
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 3000 student loan, payments postponed until graduation in May 2011; credits cards are paid off except for the David's Bridal card balance for my wedding dress [I have payments sent up to pay this off entirely by June 2010]
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1956	Debt/Income ratio:	44%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,246	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blugeen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Aug-2008)
Principal balance:	$1,818.05	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Prosper Loan :No Late Payments
Purpose of loan:
This loan will be used to ....?pay off payday loans and substantially reduce my credit card debt.
My financial situation:
I am a single active grandmother who loves cats.I?receive social security and work p.t.12-16 hrs.wk.I always have enough to pay my bills and live month to month,but I don;t have much cushion. I needed to take out 2 payday loans.I need to pay both of them back.I also want to pay down my credit card debt from about 95% to 20%.Doing that will reduce my monthly credit card payment,increase my credit score significantly, and leave me with enough cushion should the need arise.

My (recent) credit history:
Since receiving my 1st. Prosper Loan 14mos. ago Every Payment has been made on time and all other obligations have been paid on time for the past 4 years.

My (past) credit history:
Until 2003 I had always paid my bills on time and had excellent credit.But in 2003 after going through a messy divorce
I was forced to file bankrupty.Since that time I've been slowly trying to repair my credit.Even though I had several delinquent accounts around that time every creditor not included in bankrupcy was eventually paid.I'm sure any loan
I receive?here will be paid in full and on time without fail.

Monthly net income: $ 2400????? 1600 soc sec
????????????????????????????????????????????????? 800 part time work
Monthly expenses: $ 1800
??Housing: $ 590
??Insurance:?$85
??Car expenses: $ 225
??Utilities: $ 100
??Phone, cable, internet: $ 110
??Food, entertainment: $ 225
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??1st Prosper loan : $ 115
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	6
Screen name:	accordion5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Web Optimization
Purpose of loan:
This loan will be used to?further my?company's?online presence as Atlanta's premier hardwood & tile?installation company.
My financial situation:
I am a good candidate for this loan because?My company is growing & with a little push will increase 25% next year.?I have not missed a payment on any of my lines of credit in three years. I have an opportunity to get my web site optimized in time for the start of the new year. I could save the money in three or so months but I would loose the time. I dont have a W-2 because I own my business, I do however have tax returns if needed.???

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $?320.00
??Car expenses: $ no car loans
??Utilities: $ 220.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$130.95

Auction yield range:	3.27% - 10.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1981	Debt/Income ratio:	36%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$133,373	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	momgwen	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$1,116.05	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off a credit card.? I have paid this semester's tuition with my credit card and would like to lower the current interest rate I am paying.? He will be transferring to graduate school in January and will be on his own.
My financial situation:
I am a good candidate for this loan because I have an excellent work history and have always paid?my bills.? My combined income with my husband is well over $200K.? The majority of the revolving debt was due to a medical issue we had with our younger son that was not covered by our insurance.? We currently have a 7 year unsecured loan from the bank for this expense at 10%.? We have six more years remaining on the loan.? We have no other children left to educate.? I have never missed a payment and am?getting these debts paid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$376.75

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$48,433	Occupation:	Other
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Gola42	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Dec-2007)
Principal balance:	$2,339.39	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off high interest credit cards.? This will save me money on a monthly basis.

My financial situation:
I am a good candidate for this loan because? I always pay my debts on time and have been paying off a previous prosper loan regularly.? You can see from my income that I am much better off financially than most people on this site.? However some time ago I got caught up in some business expansion moves and got in a bit of a credit crunch when banks started tightening up the market. I can pay for what I am doing with higher interest credit cards or other loan sources, but I decided to see if I could do better on Prosper.??I know to some lenders, the amount of credit I already have seems substantial, but that is because I?originally bought equipment for?my business (advertising) through personal credit cards and have traditionally kept a high balance, but I have never had any problems with nonpayments of any kind and if it ever became necessary, I could cut back the size of my business which I would prefer not to do because I think the market is starting to turn and I am hoping to be ready for the upswing...?

Monthly net income: $ 16,500.00

Monthly expenses: $
??Housing: $ 3,000
??Insurance: $ 200.00
??Car expenses: $ 150.00
??Utilities: $?220.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $ 700.00
??Clothing, household expenses $500.00
??Credit cards and other loans: $ 2,000.00
??Other expenses: $ 2,000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1992	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,089	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	puppy568	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards,school loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$115.02

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1993	Debt/Income ratio:	24%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	24y 0m
Amount delinquent:	$0	Revolving credit balance:	$24,910	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	integrity-xylophone	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping family member
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.98%	Starting borrower rate/APR:	33.98% / 36.42%	Starting monthly payment:	$133.98

Auction yield range:	11.27% - 32.98%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1994	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	18y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,187	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gain-cello	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff bills
Purpose of loan:
This loan will be used to?pay off bills, christmas, car repairs?

My financial situation:
I am a good candidate for this loan because I am a hard worker and trying to give my kids a nice christmas

Monthly net income: $ 3000
monthly expenses: $
??Housing: $ 400
??Insurance: $ 120
??Car expenses: $ 550
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $400
??Clothing, household expenses $
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$345.42

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1986	Debt/Income ratio:	15%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dough-taco	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Renovation
Purpose of loan:
This loan will be used to repair my condo that I'm going to sale on the market.

My financial situation:
I am a good candidate for this loan because it will help with the selling of my condo I have?12 people already interested in buying the condo but it just needs a little?makeover before I put in on the marked for?sale?my wife and I are excited about remodeling the condo I've had it for years I was actually going to let some family members stay in it a few months ago they lost their house in the flood in Atlanta,GA but they chose to stay in Georgia because they didn't want to come to Florida and start from scratch I'm fully capable of the monthly payments and I own other properties that I rent out so income is always coming in as well as my full-time job at UPS I've been working here for 13yrs. I love my job and I've always been good about paying back what's been borrowed and now the rest is up to Prosper I will be waiting patiently and I would love to recommend other people to this site because it seems to be a trustworthy company with great testimonies and real pictures of real people who've gotten loans I'm so glad that I found this site.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$147.10

Auction yield range:	8.27% - 22.00%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,700	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dignified-credit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because??I have been at my government job for 13+ years. I have overtime about eight months out of the year but we're currently in that 2-4 month dry period. This loan will help ease the worse debt off our shoulders, avoid fees?and give us room to focus on paying down the lesser issues. Thank you for your support.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1600
??Insurance: $
??Car expenses: $ 600
??Utilities: $ 350
??Phone, cable, internet: $ 120
??Food, entertainment: $ 150
??Clothing, household expenses $?100
??Credit cards and other loans: $?550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$334.63

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1981	Debt/Income ratio:	16%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$32	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stable-auction	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping a daughter & her family
Purpose of loan:
This loan will be used to? aid a great young family couple restructure their financial future!

My financial situation:
I am a good candidate for this loan because?I'm committed to aid others in need to show gratitude for my many blessings.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$462.14

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1996	Debt/Income ratio:	15%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	3y 3m
Amount delinquent:	$433	Revolving credit balance:	$718	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asset-supernova	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new bathrooms
Purpose of loan:
This loan will be used to renovate two bathrooms and kitchen over my house.

My financial situation:
I am a good candidate for this loan because, I am working as a Physical Therapist employed full time at a hourly rate of $ 30.60. I am also single with very limited responsibilities.? I know the importance of maintaining a good credit, and I intend to keep my promise by making my prompt monthly payments towards this loan as agreed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$153.01

Auction yield range:	6.27% - 23.00%	Estimated loss impact:	5.41%
Lender servicing fee:	1.00%	Estimated return:	17.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,433	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ingenious-basis5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to held my son consolidate his credit cards. I want to help him better his situation

My financial situation:
I am a good candidate for this loan because i am a responsible payer and a hardworking individual. All my bills are always paid ahead of time and I have never had a problem paying any of them on time. I never miss(ed) a monthly payment. I want to help my son with his debt so he can be able to save more money.

Thank you for taking the time to read this and considering my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2000	Debt/Income ratio:	34%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	9y 2m
Amount delinquent:	$120	Revolving credit balance:	$2,990	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	repayment-serrano	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repair and credit cards off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.07%	Starting borrower rate/APR:	18.07% / 20.28%	Starting monthly payment:	$542.81

Auction yield range:	6.27% - 17.07%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1987	Debt/Income ratio:	31%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$29,856	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	responsible-bonus84	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off divorce debt
Hello all.

For the past 4 years, I have been paying steadily on debt that I accumulated during my marriage & divorce, and a subsequent cross-country move to start a new life. Frankly, I haven't been making much headway.

I have been using low interest rate balance transfers on credit cards to pay off higher rate debt on both cards and on an installment loan, but unfortunately some of these rates are expiring and now these card rates are getting out of control!

I have been steadily employed in the film production/visual effects industry for the past for the past 18 years, and have been with my current employer for the past 4 years since making my move west.

I am asking for a $15,000 loan to payoff the chunk of my debt with sky high rates (luckily the remaining debt is on very low interest rate cards that have been locked in, and will also be paid off within the next 3 years). The monthly payment on this loan would be equivalent to the payments I am making on my high interest credit card debt, yet the lower interest rate and single monthly payment would really help me get out of this mess.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$178.44

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	26%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,417	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	720-740 (Sep-2009) 700-720 (Aug-2009) 640-660 (Nov-2007)
Principal balance:	$2,209.62	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?PAY OFF MY FIRST LOAN WITH PROSPER/?CONSOLIDATING MY CREDIT CARD DEBT TO ONE PAYMENT.?

My financial situation:
I am a good candidate for this loan because? I HAVE A SECURE JOB, AND I AM NEVER LATE ON MY BILLS. THE ONLY LATE PAYMENT SHOWING WAS WITH PROSPER AND THAT WAS DUE TO A BANK ERROR, THE PAYMENT CAME OUT THE NEXT DAY. I AM A CREDIT NUT I CAME OUT OF BANKO 5 YEARS AGO AND MY CREDIT IS NOW 720? SO I HAVE WORKED VERY HARD TO GET MY CREDIT BACK, I CAN ASSURE YOU YOUR LOAN IS SAVE.
DO TO A DIVORCE I HAD TO FILE CHPT 7. AND CAN ASSURE YOU I WILL NEVER GET IN THAT SITUATION AGAIN. I DONT KNOW WHY PROSPER IS SCORING ME SO LOW, UNLESS IT IS BECAUSE OF ONE WEEK LATE PAYMENT/ OR MY BANKO YEARS AGO. BUT I HATE GOING TO BANKS, AND I LOVE THE CONVIENCE OF THIS WEBSITE. THE REST IS UP TO YOU!!!!!!!!!!!!!!!!!!!? THANK YOU FOR YOUR HELP.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$108.89

Auction yield range:	17.27% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1984	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	1y 3m
Amount delinquent:	$250	Revolving credit balance:	$5,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-class-pound	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical and others
Purpose of loan:
This loan will be used to pay off medical?bills, some credit cards, new brakes on my car and dental care for my son. ?

My financial situation:
I am a good candidate for this loan because I have a steady job with job security. I have a steady job history. My prior job I worked at for 17 years and only left due to moving to another state. I have been with my current job for over a year already. I always make sure my bills are paid before we buy anything else.
Monthly net income: $ 2,800.00

Monthly expenses: $
??Housing: $?880
??Insurance: $?173
??Car expenses: $?700
??Utilities: $100
? Phone, cable, internet: $?275
??Food, entertainment: $ what ever is left
? Clothing, household expenses $
??Credit cards and other loans: $??350
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$105.20

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1991	Debt/Income ratio:	36%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	23 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,558	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	influential-kindness	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for Medical Expenses
This loan will be used to pay for medical expenses not covered by my insurance.

I've spent the last year working with my insurance to cover these expenses, however, they have been denied.

This is my first Prosper loan, and I am a good candidate because I've never missed any payments and I have a solid employment history. If I am going to pay interest on these expenses, I would rather they go to a Prosper investor than a credit card company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$400.12

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1992	Debt/Income ratio:	26%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,003	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-sprout	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debt so that I am able to make more headway?each month instead of paying high?credit card interest rates.?

My financial situation:
I am a good candidate for this loan because I have a stable job and a good?credit history.? I am conscientious about paying my bills and would like to get the credit card debt that I have payed off.

Monthly net income: $ 2950.00

Monthly expenses: $
??Housing: $ 1250.00????????
??Insurance: $?70.00
??Car expenses: $?431.36???
??Utilities: $ 75.00????
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00????
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	29	Length of status:	2y 1m
Amount delinquent:	$3,845	Revolving credit balance:	$2,913	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	loving-kindness	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Supporting myself through college
Purpose of loan:
This loan will be used to?help me with school and Educational learning to get my career as a Early childhood Education Teacher, and a Birth Doula and Birth Educator.? ??

My financial situation:
I am a good candidate for this loan because? Yes I may not have the best credit yet I will pay this loan back no Questions about that, I just need some help with school and additional? learning. I currently am a Massage therapist and have a consistent client base and I also work at the University I go to

Monthly net income: $ 1750.00

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 25
??Food, entertainment: $ 50
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 90
??Other expenses: $ food 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1997	Debt/Income ratio:	14%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,757	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	wealth-multiplier1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a truck!
Purpose of loan:
This loan will be used to buy a truck.? I have the opportunity to purchase a 2000 Ford F250 diesel with 137K miles for $8000.? I am selling my current vehicle for $3000, but need the other $5000.? I am currently in the process of refinancing a rental property, so I do not want to borrow from a bank so as not to mess up my house re-fi.

My financial situation:
I am a good candidate for this loan because I have never had a delinquent payment, have never had a repo, and always pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.84%	Starting borrower rate/APR:	15.84% / 19.53%	Starting monthly payment:	$35.08

Auction yield range:	4.27% - 14.84%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$778	Occupation:	Student - Technical...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brightest-durability-enjoyment	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for basic student expenses.
Purpose of loan:
Pay for supplies and books I need for my college education plus misc expenses related to school.

My financial situation:
I'm living with my parents and have no financial debt or responsibilities except for my car insurance, phone bill, gas, and basic college needs.

Monthly net income: $2000+

Monthly expenses: $
??Housing: $0
??Insurance: $50
??Car expenses: $70
??Utilities: $0
??Phone, cable, internet: $60
??Food, entertainment: $0
??Clothing, household expenses $20
??Credit cards and other loans: $0
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$141.02

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	13%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	3y 1m
Amount delinquent:	$531	Revolving credit balance:	$2,946	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-value	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help for childs education
Purpose of loan:
This loan will be used to help my son pay for education expenses, so that he may take classes next semester.
My financial situation:
My prosper rating was previously a B rating.? It is now an HR rating due to a late payment that I co-signed on for my daughter.? She did not inform me of being late with payments until I received information in the mail of delinquent payments.? I just sent her money to pay for it.?

I am a good candidate for this loan because I am able to work full-time and have been for a long time.? I have no house payments or car?payments either.? I am able to pay?my payments/bills on time.??If you have any questions feel free to ask.? I had to relist the loan again due to an?error with Prosper?receiving the correct bill information by e-mail.? Everything is correct now and looking forward to using?Prosper.? If you would please rebid for me that would be appreciated.?? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.17%	Starting borrower rate/APR:	10.17% / 10.52%	Starting monthly payment:	$161.74

Auction yield range:	3.27% - 9.17%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1987	Debt/Income ratio:	25%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$51,442	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	punctual-truth0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to get rid of this debt
Purpose of loan:
This loan will be used to? pay off my credit card debt faster help me start my way toward retirement now that my children are taken care of.

My financial situation:
I am a good candidate for this loan because? I am a honest hard working individual and always make my payments on time - just need some help getting out of debt faster.? I need to payoff these credit cards as the min payment will take 20 years versus a 3 year loan.? Most of these balances were from helping my children attend college.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1989	Debt/Income ratio:	56%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,226	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	income-wonder9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening a 99 Cents Discount Store
Purpose of loan:
This loan will be used to open a new 99 cents discount store.

My financial situation:
I am a good candidate for this loan because I have a steady job and always been very responsible in paying all my debts.

Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $?500.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 100.00????
??Phone, cable, internet: $ 0.00?
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00????
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$421.62

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1983	Debt/Income ratio:	20%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$34,756	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	direct-affluence9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Retiring credit card debt
Purpose of loan:
This loan will be used to? retire some credit card debt in order to save more, and be able to invest more myself.

My financial situation:
I am a good candidate for this loan because?I am employed, I also have income from monthly social security of $1300.00, and my wifes business has made 20k this past year, but in years past has made over 90K net.? The economy has put a damper in it, but we are sure it will rebound in the next couple of years.? We have recently downsized our home, cut back on my wifes business overhead, and have paid off almost all our sons college loans that we were responsible for.?

We pay our bills on time, but with recent credit card interest rate hikes, we want to pay off everything within 6 years.? Our plan is to do this even quicker if possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	10.11%	Starting borrower rate/APR:	11.11% / 13.23%	Starting monthly payment:	$819.77

Auction yield range:	8.27% - 10.11%	Estimated loss impact:	6.41%
Lender servicing fee:	1.00%	Estimated return:	3.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,439	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dollar-mermaid7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HARMONY HEALING HOUSE
Purpose of loan:
To?market my new product nationally, purchase?office equipment, office furniture and publish two additional books. ?

My financial situation:
I am a good candidate for this loan because my husband?and I have a substantial savings and this new company has already grossed $65,000 in 2009 during the start-up process.? Our family income is over $325,000 for 2009.? I was a hospital CEO for over 15 years and?started this publishing and consulting business in 2006.? In late 2008, I elected to?take a new model for "Healing Hospitals" that I created over the last 15 years out to hospitals across the country.? I completed the pilot project?this weekend and am now ready to take this model nationally.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2006	Debt/Income ratio:	7%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	3	Length of status:	3y 6m
Amount delinquent:	$2,701	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	euro-ringleader	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car died and need a new one
Purpose of loan:
This loan will be used to? need a car toget to and from work

My financial situation:
is strong i make good money but dont have any saved up. I am a good candidate for this loan because? i have a strong well paying job and make 100+ tips a night.

Monthly net income: $2000+

Monthly expenses: $800
??Housing: $325
??Insurance: $200
??Car expenses: $0
??Utilities: $25
??Phone, cable, internet: $25
??Food, entertainment: $175
??Clothing, household expenses $50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$326.59

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$16,859	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	wise-reverent-deal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
prodigal second chance
Purpose of loan:
This loan will be used to? to pay of my wedding with a lower interest rate that my credit card is currently charging

My financial situation:
I am a good candidate for this loan because? I am responsible with my payments and believe I am deserving for a chance to become debt free.????????

Monthly net income: $ 1800????????

Monthly expenses: $ 1245
Housing: $695???
??Insurance: $ 60
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 80
??Food, entertainment: $?100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 160
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$388.60

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	17%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,400	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Bank-Man	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	740-760 (Sep-2009) 640-660 (Apr-2008) 620-640 (Feb-2008) 580-600 (Dec-2007)
Principal balance:	$3,224.06	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Cleaning the Slate
Purpose of loan:?

Having?improved my credit substantially since my last Prosper loan, I need to tidy up my credit profile once again?to maximize my credit potential.? These funds will pay off all?of my revolving debt, and consolidate my existing prosper loan as well one other loan into one nice monthly payment.

My financial situation: I am a good candidate for this loan because...

I am proud to say that I am extremely diligent in paying my bills on time and my financial health and creditworthiness is my top priority as I prepare to purchase a home sometime in the next five years.? I work in the financial services industry, and I am very familiar with the need for lending outlets such as Prosper.? I have?made each payment?on time since I received my last Prosper loan, and I am?look forward to facilitating peer to peer lending once again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$311.58

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	50%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	10y 3m
Amount delinquent:	$100	Revolving credit balance:	$24,150	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Lonestar	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to pay off Amex
Purpose of loan:?Would like to pay off 2 American Express Credit Cards with balances.?I have been steadily paying them down. I recently applied to refinance my auto loan which is at 9.14 % and was?turned down due to my credit/limit ratio.??Would like to give my score a boost back into the 700's by reducing this ratio. My current score is?in the 680's.? Accounts have balances of approx 8,500 with a 10,000 limit?and 1,300 with a 2,000 limit. I can cover the difference to have them completely paid for.

Financial situation: I make a good salary and have steadily been paying down?past maritual debt. My charge cards this time last year?were?maxed out completely. I have paid off 3 cards this year.?My credit history is good and i am not happy with my "HR" status. Prospers recommended 35% starting percentage?is highway robbery. This isn't?life or death,?looking to improve my situation, not hamper it. ???

Total monthly income after tax/deductions:? Income $ 6,507.18?? Additional:? $ 250.00 (rental and storage for?2 vehicles/furniture for a fellow deployed Soldier).????
Total: $?6,757.18

Total monthly living expenses including mortgage: $ 4,186.00 *Note 300.00 of this amount is paid each month towards these AMEX cards.

Disposable monthly?income: $ 2,571.18 Thank you for considering my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$716.75

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	45%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	30 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$24,204	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rate-curriculum	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards
Purpose of loan:
This loan will be used to pay off a high interest credit card. I just received a letter indicating that my interest rate would be hiked to 29.99 percent!? I had been casually trying to figure out how to pay down my debt but this was just the motivation I needed to get moving!?

My financial situation:
I am a good candidate for this loan because I have a steady job as a Public Defender that shows no signs of lay offs and I have the means to pay it off over time.? Unfortunately, the card's continuous fees and interest changes make it impossible to estimate my monthly payments and the balance doesn't ever seem to go down.? However, if my amount stays consistent from month to month with no drastic interest changes I know I can have my debt paid off in 3 years.? I have been making adjustments to my lifestyle and debt so that this will never happen again.

Thank you for this opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2000	Debt/Income ratio:	11%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,423	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	orange-dedication-electron	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
for the baby
Purpose of loan:
This loan will be used to build a viable second income for my wife as well as my 2 children. for?implamenting a savings plan to build?savings in refrence to a college fund and purchase supplies to initiate startup.

My financial situation:
I am a good candidate for this loan because i?have been involved in a partnership for 10years in a field i have worked in for 25years. I am secure in my business decisions and stable to satisfy the repayment of this agreement should it be necessary to do so.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	basis-arch	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last Semester of College
Purpose of loan:
help pay for my last semester of college.? I will need to pay off a previous college loan as they were not informed of my status as a student to place my loan into forbearance until after I was charged a large amount onto my checking account.

My financial situation:
I currently work as a tutor and receive $500 a month.? I will finish college in December and have various jobs lined up that will be paying 40-50k a year.

Monthly net income: $
500 at the moment
Monthly expenses: $
? Cell Phone $50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	22 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$341,827	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	telmar84	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to pay off accumulated debt that was under 0% interest for 15 months starting March 09...or so I thought. My rate went up to 20% and I called CitiBank to find out why they said I had a previous loan added to the current offer that they essentially back-dated for 15 months, and thus my 15-months was up in September. My offer on paper they sent to me I threw out and could not show proof.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time. I have never missed a payment. I am single with no kids. I have a stable steady income of 6-12k per month. My credit score is excellent. I will pay off this loan amount very early and increase the payments as needed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1987	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	1y 11m
Amount delinquent:	$19,343	Revolving credit balance:	$1,481	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bopbop-a-loobop1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting married
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because: I've been in my current occupation for over 22 yrs. My income support my abiliity to repay the loan.?I have a history of paying my debts.

Monthly net income: $ 4200????????

Monthly expenses: $
??Housing: $ 1395.00????
??Insurance: $ 150.00????
??Car expenses: $ 585.00
??Utilities: $ 200.00????
??Phone, cable, internet: $ 150.00????
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00????
??Credit cards and other loans: $ 75.00????????
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.84%	Starting monthly payment:	$52.85

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1994	Debt/Income ratio:	32%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$32,500	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	p2p-competitor	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tax Bill
Purpose of loan:
This loan will be used to pay the remainder of our tax bill.

My financial situation:
I am a good candidate for this loan because we have always paid our bills.

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1993	Debt/Income ratio:	9%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	5y 2m
Amount delinquent:	$318	Revolving credit balance:	$471	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	usaf8185	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	540-560 (Jan-2008) 580-600 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Pay off remaining tuition due
Purpose of loan:
This loan will be used to pay off remaining outstanding tuition for my masters degree

My financial situation:
I am a good candidate for this loan because? I have a good steady job (since 08/2004) and I have already proven I? am a good loan risk in regards to my Prior successful loan repayment with Prosper from a couple of years ago.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 715
??Insurance: $ 96
??Car expenses: $ 564
??Utilities: $ 85
??Phone, cable, internet: $ 175
??Food, entertainment: $ 200
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 475
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1995	Debt/Income ratio:	14%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,020	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	accord3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan For Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate credit-card debt payments.

My financial situation:
I am a good candidate for this loan because?my profession as a computer programmer means I work several different IT projects througout the year with various companies - keeping well employed.? I also have the stability of rental income flowing from two rental properties.

Monthly net income: $ 6545 (Salary Portion Gross Monthly Income: $5375 & Monthly Rental Income Portion: $1170)

Monthly expenses: $
??Housing: $?1005
??Insurance: $ 135
??Car expenses: $ 261
??Utilities: $ 70
??Phone, cable, internet: $ 88
??Food, entertainment: $ 250
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 400 (average minimum payments due to higher?card rates)
??Other expenses: $ 900 for HOA & Mortgage payment for rental properties
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1999	Debt/Income ratio:	47%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	flexible-diversification	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
preparing to buy my first home
Purpose of loan:
This loan will be used to pay off a 401k loan that?I currently have. Once?I get this loan?I will pay off my 401k loan of $4900.00 then?I will withdrawl the full amount of my 401k loan valued at $12,000.00.??I will then pay off this loan and use whats left ($7500) to pay a down payment on a new house.?I will be paying this loan off in full within 60 days. I understand that paying this loan off in full so quickly may deter some from bidding on it.??I also realize that prosper has assigned me a rating of HR. However?I think this could be easy short term money for you investors. i am willing to start the interest rate very high to attract bidders.?I am going to be paying this loan off quickly anyhow so a high interest rate will not?effect me as bad?as it would over a long term loan.?I am very serious about buying a home soon and would appreaciate any help you guys could give me.?please consider bidding on this loan. if you have any questions please feel free to email me or ask a question thru prosper.?

My financial situation:
I am a good candidate for this loan because I have a solid plan in place to pay off this loan in full quickly. Myself and my husband both make good money and pay our bills in full each and every month.? We have no credit cards and prefer to keep it that way.? Our only blemishes on our credit is?a couple?medical bills that we are paying a little on at a time.? We both have medical insurance but a that does not cover everything. We are paying them off as we do everything else. however with the high amount it is taking us a little longer to pay off than the doctors and hospitals like.

Monthly net income: $
myself= $1600.00
husband= $2000.00
Monthly expenses: $
??Housing: $? 525
?? insurance: $? 120
??Car expenses: $??925? (2 vehicles)
??Utilities: $? 160
??Phone, cable, internet: $? 140
??Food, entertainment: $? 500
??Clothing, household expenses $ 100?(RARELY USE THIS)
??Credit cards and other loans: $? 120 (timeshare we own)
??Other expenses: $? 140 (current 401k loan payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	29	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$851	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bscher1023	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting my life together
Purpose of loan:
This loan will be used to start my life with my beautiful girlfriend.?? This will assist us in paying off some old debts, getting married and helping us start our family.??

My financial situation:
I am a good candidate for this loan because I have learned from my?credit mistakes of the past.? To be honest and put it out there I have a chapter 13 bankruptcy on my record from 3 years ago.? This has been discharged as I have made all payments?to the plan and made them early.??? I have taking the longer way to get where I am today but I am a better man for it.?? I have a finance degree and a good job with an investment company.??

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 425
??Insurance: $ 90
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 25
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$182.02

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2001	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,059	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	best-repayment-knickers	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$330.22

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1998	Debt/Income ratio:	21%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,441	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diversification-enlistment	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup Funds for Dealership
Purpose of loan:
This loan will be used to pay for?my surety bond, garage insurance, and first 3 months of my commercial lease all of which are necessary for my used car lot.

My financial situation:
I am a GREAT candidate for this loan because I have a full-time job that provides me with unparalleled flexibility and freedom which allows me to perform my job duties as well as focus on the activities (attend?dealer?auctions/customer?appointments)?necessary to develop my business.?In addition to this my ability to repay this loan is significantly increased due to the fact that I was just awarded a consulting contract with a local firm. As a consultant I am paid $2,000/month on top of my salary from my full-time job.? I would normally save money for several months and then start the business as to avoid the significant interest however my plan is to launch the dealership immediately so that I will be up and running and ready to capitalize on the large amount of people who will be looking to purchase reasonably priced vehicles once they receive their income tax returns.?

High Risk Explanation:?
When I seperated from the Air Force in May 2006 as an O-3 I was making 80K. I was unable to find another job making that?amount. ?

I eventually settled for a City government job as an assistant division manager for the City?s Parking Division which paid me significantly less than the military. I started that position in December of 2006.? Due to my drastic pay cut I took on part time jobs often working a total of 70+ hours a week in order to supplement my income but I was still using all of my earnings to pay for my bills and the joint obligations that were the result of my failing marriage. ?All the while I was looking for higher paying positions but my search was unsuccessful.? I ended up filing for bankruptcy towards the middle of 2007 and it was discharged Aug 2007.??

After my discharge, I was able to start fresh and adjust my standard of living to match my lower paying position. I did have to use my credit card more than I would like but I was comfortable because I made a conscious effort to limit myself to one card. My credit payments are limited to my car note, $294/month, my student loans, 139/month, and my credit card $35/month.??

I now have a job making what I was making in the Air Force.

Monthly net income: $ 6,900 (100% verifiable)
$4,900 (Salary)
$2,000 (Consulting Contract)

Monthly expenses: $ 3255?
Housing: $ 1250??
Insurance: $ 224??
Car Note: $294???
Fuel: $100??
Utilities: $ 175??
Phone, cable, internet: $183???
Food, entertainment: $ 700??
Clothing, household expenses: $ 75??
Credit card: $35
Student Loan: $139?
Parking: $75????

This is a sound investment and I welcome all questions.????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	9%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,593	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	invincible-dime	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving expenses
I am an attorney currently in private practice. However, I have been offered and have accepted a job with the U.S. Navy's Office of General Counsel. As a result, I am moving from Nashville, TN, to Bloomington, IN. This loan will be used for moving expenses. I have excellent credit and anticipate no problems in paying off the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	27 / 23	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	46	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$208,740	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-integrity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Interim financing
Purpose of loan:
This loan will be used as a bridge loan to provide interim financing as I seek an additional equity partner in my investment consulting/management firm.

My financial situation:
I am a good candidate for this loan because I have a track record of success.? I have a good credit score, with a history for repaying my loans/debts. ?? I have recently completed my MBA from the University of Chicago Booth School of Business, a top 5 business school.? In addition, I have completed my CFA designation - the leading credential in the investment field.? This gives me the ability and competitive advantage to grow my current business, but also to seek out employment in the need that I am unable to find an equity partner at a compensation level necessary to repay this loan.

Monthly net income: $ 7,500

Monthly expenses: $6,222
??Housing: $ 1,265
??Insurance: $185
??Car expenses: $0
??Utilities: $205
??Phone, cable, internet: $168
??Food, entertainment: $600
??Clothing, household expenses $100
??Credit cards and other loans: $ 3,262
??Other expenses: $437 (school loans)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1993	Debt/Income ratio:	17%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$21,976	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	asset-tamarack2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	23%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	3y 4m
Amount delinquent:	$4,905	Revolving credit balance:	$2,890	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	spokanemom	Borrower's state:	Washington	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2009) 620-640 (Jul-2009) 600-620 (Oct-2008) 620-640 (Sep-2007)
Principal balance:	$1,246.17	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Help Fix my Van for my Kids Safety
Purpose of loan:I am a single Mom with 2 boys. I have a great job and it is very stable. I?have received two raises since I started?3 years ago. I need to get my van fixed. It needs a hub replaced and new brakes. The warranty on the hub just ran out. So I have to pay for it out of pocket. The hub?is an unexpected expense and it is something that needs to be fixed for the ABS, Traction Control and Stability Control to work.

I?currently have a prosper loan and have made all my payments on time.?I hope I have shown that I would be a great candidate for this loan.?I would rather pay my interest to people who are willing to help others than to a bank.?I have been through a?lot and my credit has been through the ringer.?I am recently divorced and it has destroyed my credit. I have continued to pay my bills on time but our joint credit stills shows on my credit. This has caused me a lot of problems.

My financial situation:I truly want to change my situation.?I am current on my car payments, credit card payments and prosper payments. I really need to?get?my car fixed so I can get my kids around safely.?With winter coming I need to get this taken care of right away. I would truly appreciate your help and I will pay back this loan.

Monthly net income: $?2300 (work) $900 (child support)
Monthly expenses: $???
Housing: $?450??
Insurance: $ 110??
Car expenses: $ 560??
Utilities: $ 100??
Phone, cable, internet: $ 100??
Food, entertainment: $ 400??
Clothing, household expenses $ 150??
Credit cards and other loans: $?325??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$191.34

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,770	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	social-adventure4	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CAR REPAIRS
Purpose of loan:
This loan will be used to? FOR MY CAR, CURRENTLY I HAVE A CHECK ENGINE LIGHT ON AND THE HEAT IS NOT WORKING.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 1361
??Insurance: $
??Car expenses: $ 300
??Utilities: $?400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 150
??Clothing, household expenses $ 300
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,642	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	blue-moola-accordion	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding/honeymoon
Purpose of loan:
This loan will be used to for my wedding this year. I am paying for the wedding myself. My dad is retired and I cant take 1 cent from because that is all he has for the rest of his life. And my mother doesnt make enough to help with the wedding, before I got engaged?I?gave her most of my saving sto help her with her own home so she wouldnt lose it. ?My fiancee was out of a job for a while and now is when he got a job and therefore doesnt have that much cash.?

My financial situation:
I am a good candidate for this loan because i can pay back quick. I make every quarter very good commission checks from 10k to 20K.

Monthly net income: $3000. however February, May, August, and November my net income is higher because of commission.

Monthly expenses: $
??Housing: $ 750 ( i rent)
??Insurance: $ company pays for it
??Car expenses: $ company car no expense
??Utilities: $
??Phone, cable, internet: $ 100 (cable) , ?(company pays for internet and phone)
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $?2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$877.74

Auction yield range:	8.27% - 26.00%	Estimated loss impact:	9.12%
Lender servicing fee:	1.00%	Estimated return:	16.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2008	Debt/Income ratio:	31%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	interest-angel	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating our old house

Purpose of loan:
This loan will be used to renovate the house my husband and I bought last year. The house is 30 years old: septic tank/drain field needs to be replaced, pool equipment (filter, pump, liner) needs to be changed, kitchen cabinets and appliances upgraded, fix roof leaks, and windows single plane - need to replace before winter comes.

My financial situation:
I can be considered as a good candidate for this loan because my credit score is 760 to 780.
I have over 10 years experience in the international logistics business overseas: Tashkent (Uzbekistan) and Moscow (Russia)
I have been working in transportation industry as International Relocation Counselor in the United States for 3 years.
I took about 1 year off when my first baby was born and than returned back to work with promotion.
The company has very good credit report and my job is very stable.
My husband has a very stable job as well and we know we make timely payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1975	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	41	Length of status:	14y 1m
Amount delinquent:	$15,914	Revolving credit balance:	$5,390	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 640-660 (Aug-2009) 580-600 (Jul-2008) 580-600 (Jun-2008)
Principal balance:	$2,181.63	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
REFI PROVEN BORROWER
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

My financial situation:
Help a proven borrower raise my credit score.? In November I will have 920. more in income.? I have faithfully paid my current loan on time every month?by auto withdrawa?? My?credit score?is 60 points higher than when I got my first Prosper Loan.I.???I am a good candidate for this loan because..I am a good honest person who?is DETERMINED TO BE DEBT FREE.? My daughter and grandaughter were killed and surviving children came to live with me. This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills. YOUR HELP WILL BE SINCERELY APPRECIATED.?
Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$325.37

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	7.39%
Lender servicing fee:	1.00%	Estimated return:	9.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	24%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,368	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigilance-hut	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards, etc.
Purpose of loan:?Pay off and close out?credit cards, this?has occurred due to a large medical expense for my wife, flooding damage on home, personal expenses, etc.

My financial situation:
If my profile looks familiar, I had to withdraw my previous listing due to some incorrect figures.? I had to get clarification on the Prosper process.? I apologize for the inconvenience.? I am a good candidate for this loan because I have good credit (700+).??I have a successful good-income job.? I am the GM of sales for the Cintas Corp and have been there 7+ years.??My base salary is 88k, with a max compensation of 149k.? Over the last 4 years, I have averaged around 110k annually.? My credit history shows no missed or late payments and like I mentioned earlier a good credit score.? I have roughly 10k in investments that I could use for funding or payment if I have to, however cashing out investments now with the economy is not wise.? I am including this because I want to reassure you?that I am a competent, qualified and dependable borrower.??I have submitted my information on Lending Tree so you may see inquiries on my credit report due to this, but I have not taken any loans from anyone.? It was a mistake which now I know.? With your funding and support, my family and I would?be able to finally put behind us my wife's surgery and the flooding damage at our home, which is $10,000 of the credit card debt.??Thanks to all of you who have shown consideration to my request, I appreciate it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$32.74

Auction yield range:	3.27% - 10.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-2003	Debt/Income ratio:	Not calculated
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,344	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Alphasig319	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment Opportunity
Purpose of loan:
I will be using this loan to engage in another investment opportunity.

Currently, I do not have all of the funds on hand to engage in this emerging market?therefore I am reaching out to the Prosper community.?

My financial situation:
Monthly Income: $4700 (Net Income)

Expenses:
Mortgage: $1250
Car: $500
Phone & Internet: $100
Food: $400
Gas: $250

This loan will be paid off relatively quickly (3-6 months) after that I plan to use more Prosper loans in order to create leverage for my investments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	6y 8m
Amount delinquent:	$7,154	Revolving credit balance:	$4,029	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	3
Screen name:	orange-impressive-silver	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my College Future
Purpose of loan:
This loan will be used to? I want to use this loan to pay for my?college tuition and expenses. I want to pursue my dream career in Law enforcement.

My financial situation:
I am a good candidate for this loan because? I know I have made some mistakes in my young life with my credit, but I have learned from my mistakes and now I am ready to move forward in life and make something good out of my mistakes. I will pay this loan back in full. I have a full time employment.

Monthly net income: $ 3,922.00

Monthly expenses: $
??Housing: $ 0.00????
??Insurance: $ 99.50
??Car expenses: $?838.00
??Utilities: $?50.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 650.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1993	Debt/Income ratio:	14%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	4y 4m
Amount delinquent:	$80	Revolving credit balance:	$2,086	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	msladyg	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bought foreclosure need fixing up
Purpose of loan:
This loan will be used to fix up my home. I purchased a foreclosure home, that needs work done in every room.?

My financial situation:
I am a good candidate for this loan because, I worked long and?hard to get this home.?I am taking free home repair classes at home depot to do most of the repairs my self. The house was build in 1995, it has good bones, but it has been abandoned for over a year and nothing has been updated since the house was built. All it needs is some TLC

Monthly net income: $ 2878.00

Monthly expenses: $
??Housing: $ 950.00
??Insurance: $ 282.00
??Car expenses: $?80.00
??Utilities: $ 292.00
??Phone, cable, internet: $ 87.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 242.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1991	Debt/Income ratio:	67%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	40 / 30	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	124	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$106,406	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	orange-fervent-transparency	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me and My Family
Purpose of loan:
This loan will be used to Pay off High interest Rate Credit cards

My financial situation:
I am a good candidate for this loan because, I have never been late on a bill, even though the banks have raised my rates like crazy

Monthly net income: $ 5500????

Monthly expenses: $
??Housing:?1400
??Insurance: incl?
??Car expenses:600?
??Utilities:?300
??Phone, cable, internet:?75?
??Food, entertainment:?300?
??Clothing, household expenses?50
??Credit cards and other loans:?1800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$41,363	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	useful-income	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fincial Services Seminars
Purpose of loan:
This loan will be used to start an online marketing company that markets high-end financial services products to high net worth individuals.? The marketing is done through a series of campaigns that involve Google, Facebook, Myspace, Twitter, Utube?and other forms of social media as well as traditional marketing via mail and phone.? Historical precendent shows other reps making upwards of 10,000/month after 90 days.

My financial situation:
I am a good candidate for this because I have a savings and income in the technology industry that I have been doing for 14 years and provides good security?to be protected even in the event of slow times.

Monthly net income: $ 4000-8000 depending on commissions

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 25 / rental insurance
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 125
??Food, entertainment: $ 550
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1977	Debt/Income ratio:	48%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	42	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,338	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%
Delinquencies in last 7y:	41	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bonniewclass	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$2,016.39	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan -Sr. Citizen-Steady Income
Purpose of loan:This loan will be used to? pay off my existing prosper loan,?pay off two credit cards that have high interest rates and I also need to do a few repairs around the house.?My two credit cards that I will paying off total $100 a month plus my?exisiting prosper loan of $135 month. Which will give me even more per month. Plus I will have extra to fix my water tank. ?I have already made 16 payments on my exisiting prosper loan and I am hoping you see that I am dependable?person.? I am trying to re-build my credit by obtaining another loan with prosper.??This is why I am asking for alittle?more than before, in hopes of gradually building up my credit with prosper.?I pay all my bills on time but my credit score reflects a bankruptcy a few years back which I am trying to recover from.? I haven't missed a payment on any of my current bills, as you can soo. The inquiries are recently from when my car was wrecked and I had to get another vehicle, which my insurance paid for.??I would dearly love for the interest rate to be bid down, if possibly.

My financial situation:? I am a good candidate for this loan because?I have a steady income and I pay my bills on time each month.?My payments are and will be automatically drafted out of my checking account each month for this prosper loan.? Please consider.....I need your help and support.

Monthly net income: $ 2269.52? ($700 monthly left over after bills)

Monthly expenses: $1540.00 (including existing loan with prosper) $135.00

Housing: $ 646
Insurance: $ (car) $60.00??
?Car expenses: $???50
Utilities: $ 200.00?
?Phone, cable, internet: $ 99.00??
Food, entertainment: $ 150.00??
Clothing, household expenses $ 100
??Credit cards and other loans: $??100??
Prosper existing loan $135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 20.72%	Starting monthly payment:	$35.65

Auction yield range:	14.27% - 16.00%	Estimated loss impact:	15.40%
Lender servicing fee:	1.00%	Estimated return:	0.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2005	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	9	Length of status:	1y 9m
Amount delinquent:	$1,433	Revolving credit balance:	$3,377	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	seattle_rockstar	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$818.48	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off high int. Prosper Loan
Purpose of loan:
This loan will be used to pay off a previous Prosper loan that I took out about a year and a half ago to pay for college. I have made good on this loan for 18 months now, and would like to lower my interest rate (since it's sitting at 19.64%). The amount remaining on it is $860.06, and I fully intend on paying back the initial $139.94 excess to this loan immediately. I have never had a late or inadequate payment and am working on fixing the rest of my credit.

My financial situation:
I am a good candidate for this loan because I have proven to the Prosper community that I am a reliable and trustworthy borrower. Over the last year I have been taking critical action to improve my credit score, history, and debt consolidation. Even though business is slow for me right now, I am fully committed to staying in good favor with the Prosper community, and my other lenders. As for my financial situation, I live with my fiance and together we run a small business that takes care of the bills. Therefore, my personal income is quite meager, as are my expenses.

Monthly net income: $ 350.00

Monthly expenses: $ 305.00
??Housing: $ 0.00
??Insurance: uninsured
??Car expenses: $ 50.00 (I work from home, don't drive much)
??Utilities: included
??Phone, cable, internet: included
??Food, entertainment: included
??Clothing, household expenses: included
??Credit cards and other loans: $ 255.00
??Other expenses: none

The bills that I pay on my own are almost only payments to credit cards (of which I have 2 currently, both through Bank of America, paying $200/mn, not the minimum payment) and 1 Prosper loan ($55/mn). Other than that, I might spend $ 50.00 on gas or coffee through the month, and I use my own debit card or cash for that. I strive to keep at least $100 in my checking account at all times, but I don't use it on daily things like food, utilities, or other spending. I also do not use my credit cards, only pay them down.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2001	Debt/Income ratio:	52%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	2y 2m
Amount delinquent:	$309	Revolving credit balance:	$2,804	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	sincere-repayment5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and Honeymoon Funding
Purpose of loan:
This loan will be used to? pay some bills and to cover my wedding expenses.

My financial situation:
I am a good candidate for this loan because I am dependable and will pay the loan in full with my tax return and my fiance will? be assiting in paying this balance also. In addition to my regular day job I tutor in the afternoons Tue.-Thurs. to bring in extra income.? I normally work a total of 8 hours a week for $30 an hour.

Monthly net income: $ 2,500

Monthly expenses: $ 800
??Housing: $ 400
??Insurance: $ 160
??Car expenses: $?150
??Utilities: $?75
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$355.91

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	21%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$126,682	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	saver3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get rid of high interest debt!
Purpose of loan:
This loan will be used to pay down a higher interest credit card obtained when my wife and I decided to renovate a home in 2007.? As a result of deteriorating credit markets, from the time we purchase our home to be renovated which later converted to a construction loan, our access to additional credit disappeared.? This was not due to lowered home prices or debt to income ratios, but banks changing the combined loan to value guidelines from 95% to 80% over night.

My financial situation:
In my opinion, I am a low risk candidate for several reasons outside of the typical guidelines banks evaluate when extending credit.? The first is that I have had near excellent credit ratings my entire adult life; I have paid my bill consistently and diligently for over a decade.? The second is that I believe I make strong "calculated risk" investments.? As an example, I drew a loan from my 401k in early 2007 to renovate a home, primarily because I believed the declining real estate prices would serve a better investment the next five year than equities assuming the home was purchased correctly.? That decision saved my retirement portfolio significant downside the past twelve months while the home has decreased in value only slightly.? This is because it was bought properly and much sweat equity put into it.? Finally, I apply good decision making criteria to my professional career and a result, I have been blessed with advancing my career at an early age to leadership levels.? At a personal level, that allows my income to increase year over year and take further risk away from my inability to pay off debt.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1979	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,506	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	nickel-juniper	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off plastic debt
Purpose of loan:
This loan will be used to pay off my credit cards.?Neither one is maxed out.?The high interest rates are murder. I need to get my credit scores higher, too!
My financial situation:
I am a good candidate for this loan because I have a steady job for over 7 years with the federal government. I?have paid every bill early or?on time?for over 7 years.
Monthly net income: $ 3100.00

Monthly expenses: $ 2600.00
??Housing: $ 1400
??Insurance: $?60??
Car expenses: $ 400
??Utilities: $?100
??Mobile phone/ internet: $ 240
??Food, entertainment: $?200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $?100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.84%	Starting borrower rate/APR:	31.84% / 34.52%	Starting monthly payment:	$65.20

Auction yield range:	14.27% - 30.84%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2007	Debt/Income ratio:	39%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$460	Occupation:	Student - College F...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	will0701	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$763.81

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1990	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,283	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	satisfying-dinero	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$520.29

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	40%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$44,627	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	honorable-platinum	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Excited to pay off credit card debt
I am a 31 year old business professional living in Tennessee. I worked full time to put myself through college, and spent my 20's working and learning the ropes of life! Like many people, I incurred a bit of credit card debt over the years, and look forward to using this loan, if you are gracious enough to consider lending to me, to pay off these high interest credit cards.

I make a great living, love life, and love my career. I work a full time career now, and am in the process of opening my own Green Cleaning company! I own my own home, 2 rental properties, as well as my car, and have paid off almost 10 cars since I got my first one. I'm very responsible and always pay all of my bills on time. This is simply a way to pay off these balances within a specified time period as opposed to the escalatingly high interest rates Credit Card companies keep raising.

I just hate to have to send out so many different payments each month to credit card companies when i could be helping people who are helping me...I'd much prefer you benefit from the interest payments than the credit card companies! And when I've gotten this paid off, I look forward to becoming a lender on this great site.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$69.83

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1988	Debt/Income ratio:	40%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	23y 8m
Amount delinquent:	$0	Revolving credit balance:	$21,111	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jetsons6866	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off HSBC Card
Purpose of loan:
This loan will be used to? Payoff my HSBC Card currently @ 29%

My financial situation:
I am a good candidate for this loan because? I am part owner of a family business that has been profitable for over 30 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$115.28

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1991	Debt/Income ratio:	79%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,939	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	enriched-economy	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: My husband and I am seeking a loan to consolidate?credit card debts and seeking to get a lower rate of interest while we pay this balance off over time. The rates offered by Prosper.com are better than we are currently receiving through?credit cards.

Financial situation: Have approximately $25,000 in credit card debt, $4,000 was?for higher education costs,?emergency travel, and misc. home improvements,?my employer will eventually reimburse us for the higher education part of the balance due.?Our plan is to pay off all credit cards, get a better interest rate and NEVER use those evil little cards again!

Our financial situation:
My husband is?employed by a fortune 100 company?and? I have a good paying job as a medical technician. We own our own home and have lived here for?11 years.

Monthly net income: $6500

Monthly expenses: $
Housing: $ 1450
Insurance: $ 150
Car expenses: $600
Utilities: $?180
Phone, cable, internet: $ 150
Food, entertainment: $?300
Clothing, household expenses $ 200
Credit cards and other loans: $?350
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.27%	Starting borrower rate/APR:	20.27% / 22.51%	Starting monthly payment:	$149.21

Auction yield range:	17.27% - 18.27%	Estimated loss impact:	19.02%
Lender servicing fee:	1.00%	Estimated return:	-0.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2000	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,770	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	10
Screen name:	PersonalLoanAcct	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home purchase

http://kbhomes.com/Community.aspx?CommID=00350308 Plan 1 1 story, 1,401 sq ft, 3 bedrooms, 2 bathrooms, 2 car garage. I need help to close escrow with (20%down), buy furniture, upgrade backyard and consolidate debt.
and will pay off the loan? thru first time homebuyer federal tax credit $8k and home equity line of credit, I promise. thanks so much for you help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$104.39

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1992	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,281	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kcprice	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,255.99	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1987	Debt/Income ratio:	5%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,340	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	new-rapid-point	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help out relatives
Purpose of loan:
This loan will be used to? help my husband living in the Philippines to start out a outdoor restaurant beside our house.? My husband can hopefully come to America in 2 years depending with Immigration laws.? In the meantime we both are making sacrifices with the long distance relationship. My husband would like to help me out in providing for our family. having a restaurant next to our house will allow him to watch and care for our 2 children 7 & 12 y.o.? We would like to start this business this year since we are trying to catch up with Philippine elections May 2010.? My husband knows many people running for political office & so our place would be a good venue for conferences & meetings.
My financial situation:
I am a good candidate for this loan because? I am not late with any of my credit cards & my debt to income ratio is less than 7%.? I would like to increase my FICO score, therefore my main goal is to pay down all my debts ON TIME.

Monthly net income: $
6200.00
Monthly expenses: $
??Housing: $ 995.00
Insurance: $ 300.00
??Car expenses: $ NONE
??Utilities: $?22.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$184.85

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,688	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rec552	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	1 ( 5% )	640-660 (Sep-2009) 660-680 (Nov-2007)
Principal balance:	$4,311.91	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
With support and a plan-Relist
Purpose of loan:
This loan will be used to acquire available inventory in large lots for our online and local book selling business. We sales books, imported gifts (from Thailand) and silver coins (which is really good right now) online. We are a listed Seller on Amazon, Abebooks and Alibris and Ebay. We've accumulated a substantial amount of silver bullion in the past three years and the timing is right. We mainly sell on e-bay and coin shows with the in uncirculated tubes and small quantities. I've been in management for 33 years working for others and we both understand hard and effective business strategy. My wife is now working full time and we have specific cash reserves as we grow this business.
An update since our listing is that we're having a good month vs. or initial projections. And have located a source that will provide us with books in bulk quantities.
My financial situation:
We are a good candidate for this loan because we have just the normal expenses. We're set-up to cover the rent and car payment for the next six months and my wife's income will cover the remaining. Our business is very liquid with coins and increasing the book inventory going into the x-mas season will allow us to take advantage of the busy holiday season as we move forward. Thank you for those that bid on our last auction. We will make this work.
Main billsRent $1500Car $500Credit cards/Loan $900Groc. $700Insurance $300Utilities $275Misc. $350

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.31%	Starting monthly payment:	$45.30

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1978	Debt/Income ratio:	36%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,828	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	income-steward7	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Debt
Purpose of loan:? This loan is needed to?pay off?a payday loan.

My financial situation:? I am a good candidate?because I am able to repay the loan timely.

Monthly net income: $ 2600

Monthly expenses: $ 2255
??Housing: $ 850
??Insurance: $ 100
??Car expenses: $ 80
??Utilities: $ 125
??Phone, cable, internet: $?100
??Food, entertainment: $?160
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 750
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,414	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CureAutism08	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help 2nd request
Purpose of loan:
This loan will be used to? pay off the IRS . I owe taxes to them and they have given me til Dec. 15th to pay this in full. My wife runs a small "special needs" childcare business, has never been self employed before?and neglected to take out enough taxes.
My financial situation:
I am a good candidate for this loan because? I can afford to pay the monthly payments on this loan.?I am working two jobs and would not ask for this loan if I didnot have the resources to repay it.?I am not sure why the "HR" status is on my profile, because my fico credit score is about 660. I had a bankruptcy about 8 years ago, due to outrageous medical bills, but have? overcome?many obstacles since that time. Please consider my loan and thank you.
Monthly net income: $ 3000

Monthly expenses: $ 2400
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.76%	Starting borrower rate/APR:	13.76% / 15.91%	Starting monthly payment:	$255.46

Auction yield range:	4.27% - 12.76%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1996	Debt/Income ratio:	19%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$34,614	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reasonable-contract	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a tractor for my yard duties
Purpose of loan:
This loan will be used to? buy a tractor, so i can do yard duties such as, expand land, plow snow, landscape. And do side job to make extra income.

My financial situation:
I am a good candidate for this loan because?Im in a work field that doesn't lay off there workers. There's high demand and job security for what my profession is. So paying this loan wont be a problem
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	19%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	35	Length of status:	11y 7m
Amount delinquent:	$4,711	Revolving credit balance:	$6,246	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dedication-framework	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying furniture and paint my house
Purpose of loan:
This loan will be used to?? Buy sone furnitue and paint my house

My financial situation:
I am a good candidate for this loan because?? I have a combined yearly salary of $100M plus

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 700
??Car expenses: $ none
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$118.38

Auction yield range:	4.27% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	5%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,533	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Utopia	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	21 ( 100% )	780-800 (Latest)
Principal borrowed:	$34,375.00	< mo. late:	0 ( 0% )	760-780 (Sep-2009) 780-800 (Aug-2008) 720-740 (Feb-2008) 680-700 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Buy used 4Runner - 4th Prosper Loan
My?wife?and I are using Prosper again for an automobile loan.??
We?have been?so happy with with Prosper, we thought we would go this route again!
This will be our fourth loan on Prosper.com.

This loan will be used to pay for a used 2002 4Runner with 58,000 miles. We are putting $8,000 down and financing the rest (Approx $3,500 + 250 for tags).

My?wife and I are both young professionals (30 and 33), and we have great jobs in the healthcare and finance/accounting fields.? Our income is above average at over $120,000 ($51,000 is my income used for this loan) and we have a good amount of assets for our age.

We have a brokerage account with $65,000 in mutual funds.We save over $1800 per month in discretionary income.We are both extremely responsible, and neither of us have EVER missed a payment on anything.Thanks for looking in and we look forward to helping some individuals earn some better than average interest!??

Thanks!? ?P.T.
Founder of one of the first groups at Prosper.com

If this loan does not have?the interest rate bid down to 7%, we reserve the right to pull this listing prior to its close.? Thanks!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2003	Debt/Income ratio:	39%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,753	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sbhavi2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008)
Principal balance:	$4,356.89	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
business need
Purpose of loan:
This loan will be used to?
help in my businessMy financial situation:
I am a good candidate for this loan because? i will pay my installment on time.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1987	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$200	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	wise-calm-balance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Whistler
Purpose of loan:
This loan will be used to? this loan will provide for my job opportunity in Whistler British Columbia. I have accepted to start at a new job at the resort Whistler for the 2009 2010 Olympics, with this loan I will have sufficient funds to provide for my housing, airfare, job permit, insurance safety.

My financial situation:
I am a good candidate for this loan because?because I have an excellent credit score as well as, the new job I have accepted will beyond cover the $4,500 loan request as well as interest, secondly I obtain a second employer in Buckingham, PA at a local golf course.? My income for the period of 4 months at Lookaway Golf Course is approximately $16,000 cash.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$22,284	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	silver-vault5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding
Purpose of loan:
This loan will be used to help pay for my sister's wedding.?

My financial situation:
I am a good candidate for this loan because I graduated from Boston University with an economics degree and have been working for AIG risk management department as an underwriter for the last three and a half years.? I've been promoted three times and look forward to a promotion in January to Senior underwriter.? This will increase my salary in January by 15%-20% coupled with my year end bonus.? My salary that I have entered does not reflect this increase as I expect to make about $85K next year.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $?
??Phone, cable, internet: $ 142
??Food, entertainment: $ 1000
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1025
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$818	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Micetta	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Oct-2006)
Principal balance:	$127.63	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
4th propser loan never late
Purpose of loan:
This loan will be used to?
Re-listed because am considered self emplyed as a realtor. I am a 29 yr old Real Estate Broker, and have been employed for the same company for almost 9 yrs now. I do a specialized service for a few select clients (who own the company) handling all their Real Estate needs as they are very active investors and constantly buying and selling properties so instead of normal commissions mine are adjusted to equal $5900.00 per month (plus my house payment is actually automatically withdrawn from the company account and they pay for my gas since i am constantly driving properties I made $70,800 last year and will make the same this year if not more with some bonuses that might be coming. I have been married for 5? years and have been really working on getting my credit into shape since then, two years left and all my negative stuff will have fallen off my report. When I was younger I mis-used my credit and over extended myself. After getting married my lifestyle changed for the better and financial stability for my wife and I has become more important even more so now with two children. We purchased a Foreclosure years ago and got a great deal, I planned on reselling it after 2 years to save on capital gains taxes but since the market collapsed I am holding on to it. There is still a little equity left if I had to sell but now it looks a little more long term investment. Anyways we now realize we are going to be in this house for much longer than planned so would like to remodel the kitchen and other areas. I have had one prosper loan in the past and my wife has had 2 we have never been late on any of themCar insurance-$115.00 groceries $550.00
Car- $662.00
Cell phones-$200.00 ( I have 2 phones constantly in use for work)
Internet/cable/home phone-$110
Health insurance-205
Utilities $175
Wife?s Student loans-225.00
Wife?s personal Training & both our gym memberships $320Miscellaneous $800
Tax fund $1015.00
Total= $ 3562/month
Income$5900.00/month
SURPLUS= $1323/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1981	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	1y 5m
Amount delinquent:	$255	Revolving credit balance:	$3,971	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sage241	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off short term loans
Purpose of loan:
This loan will be used to? pay off 3 short term loans.? When these are paid, I will be able to reestablish my credit by paying my other debts on time.
My financial situation:
I am a good candidate for this loan because? I have a stable job and extra income from my spouse's retirement.? Up until a few years ago, my credit rating was higher than it is now.? I was laid off from my job in early 2007 and found other employment in a more stable environment, but my salary went down around $1,000 per month net.? My credit history may show slow pay, but I have not defaulted on a loan and my house payment has never been late.? If I am approved for this loan, I will not be late on the payments and will greatly appreciate the opportunity to get back on track with my finances.? Thank you for your consideration!

Monthly net income: $ 2600.00 plus $3900 (spouse retirement)

Monthly expenses: $
??Housing: $ 1163.00
??Insurance: $ 234.00
??Car expenses: $ 0.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 185.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 1100.00
??Other expenses: $ 325.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	4.27% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	23%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,216	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	trader334	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Medical Bills
Last year I was riding my bike on the road when a woman opened her car door just as I was flying by. I crashed into her car door and ended up in the hospital for 3 days with a compound fractured wrist. I incurred over $40,000 in medical bills of which $10,000 came out of pocket. Up until now I have been paying those bills on 0% APR credit cards but now the one year grace period is up and I need to take out a personal loan to finish paying those off. Currently I am paying over $350/month in medical bills so that is what I would hope to pay down on the loan each month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1976	Debt/Income ratio:	31%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	50	Length of status:	17y 1m
Amount delinquent:	$14,660	Revolving credit balance:	$22,763	Occupation:	Clerical
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gentle-bonus	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills/credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$437.88

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,539	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gentle-repayment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Santa's Helpers San Diego Branch
I am looking for this loan to help open a franchise of Santa's Helpers Christmas lighting in the city of San Diego. Santa's Helpers has been a holiday lighting franchise nationwide since 1991 and I have been given the unique opportunity to open my own franchise covering the entire county of San Diego; which is a relatively untapped market with minimal competition and no one with the history, name value, and expertise of Santa's Helpers which will ensure a large amount of business, especially high end residences and commercial properties where the owners are looking for the best in the business. The first $5,000 of the loan will go to Santa's Helpers to pay for the naming rights, licensing, marketing tools and contacts, website, emails, and 800 numbers. The second $5,000 will go to purchasing and distribution of marketing materials including fliers, signs, and business cards; lighting materials; and initial labor costs. I currently make enough money to pay for the loan payments myself with out issue, but more importantly I already have a relatively large amount of clients lined up and just need the funds to get started. I have started and run a few small business myself with great success, but this is an opportunity of extensive growth and money making, however the time line is tight, as the Christmas season is right around the corner, so I need financing in order to not miss this fantastic opportunity. Thank you very much.
Information in the Description is not verified.